[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit 10.1

Private & Confidential	Execution Version

AMENDED AND RESTATED LICENSE AND CO-DEVELOPMENT AGREEMENT

by and between

BASILEA PHARMACEUTICA INTERNATIONAL LTD

and

ASTELLAS PHARMA INC

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

TABLE OF CONTENTS

ARTICLE 1. DEFINITIONS		2
ARTICLE 2. CURRENT STATUS AND MANAGEMENT		11
2.1	General	11
2.2	Joint Steering Committee (JSC)	14
2.3	JSC Subcommittees	15
2.4	General Committee Membership and Procedures	15
2.5	Alliance Managers	17
2.6	Coordination Committee	17
2.7	Material Adverse Effect	18
2.8	Relationship of the Parties	19
ARTICLE 3. DEVELOPMENT AND REGULATORY MATTERS		19
3.1	Development in the Clinical Development Plan	19
3.2	Development in the Territory	19
3.3	Development in the Retained Territory	19
3.4	Transition	20
3.5	Clinical Development Plan	21
3.6	Clinical and Regulatory Matters	22
3.7	Development Costs	25
3.8	Compliance with GLP/GCP/GMP and Applicable Laws	25
3.9	Clinical Trial Data and Right of Reference	26
3.10	Pharmacovigilance; Adverse Event Reporting	26
3.11	Access and Inspection Rights	27
3.12	Mutual Cooperation	27
ARTICLE 4. COMMERCIALIZATION		27
4.1	Product Claims	27
4.2	Promotional Materials	27
4.3	Recalls	28
4.4	Co Promotion	28
4.5	Ex-territory Activities	28

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

ARTICLE 5. LICENSE GRANT		28
5.1	Termination of License Grant	28
5.2	Patent and Know-how Licenses to Conduct Development	28
5.3	Patent and Know-how Licenses to Conduct Manufacturing	29
5.4	Patent and Know-how Licenses to Conduct Commercialization Activities	29
5.8	Control by Affiliates	30
5.9	Registration of Licenses	31
ARTICLE 6. FINANCIAL TERMS		31
6.1	Milestone Payments by ASTELLAS with respect to the Product	32
6.2	Royalty Payments	33
6.3	Royalty Term	34
6.4	Payment of Royalties	34
6.5	Third Party Royalties	35
6.6	ASTELLAS’ Rights Upon Expiration of Royalty Term	35
6.7	Foreign Exchange	35
6.8	Value Added Tax	35
ARTICLE 7. MANUFACTURE AND SUPPLY		35
7.1	Manufacturing for Development	35
7.2	Initial Commercial Manufacturing	35
7.3	Manufacturing for Commercial supply	36
7.4	Joint Manufacturing SubCommittee and Manufacturing Plan	36
7.5	Contract Manufacturing	36
7.7	Manufacturing Costs	37
7.13	ASTELLAS’ Right to Manufacture	40
7.14	Access	40
7.15	Transfer of Technology	41
7.16	Specifications	41
7.17	Label	41
7.18	Capital Investments for Manufacturing and Equipment	41
ARTICLE 8. REPRESENTATIONS AND COVENANTS		42

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

8.1	Mutual Representations and Warranties	42
8.2	Additional BASILEA Warranties	42
8.3	ASTELLAS AdditionalWarranties	46
8.4	No Debarment	46
8.5	Disclaimer	47
8.6	Specific Indemnity	47
ARTICLE 9. RECORDS AND AUDIT		47
9.1	Records and Audit	47
9.2	Audit Disagreement	48
ARTICLE 10. INTELLECTUAL PROPERTY		48
10.1	Information Disclosure	48
10.2	Inventions	48
10.3	Patent Prosecution	49
10.4	Infringement Defense	50
10.5	Infringement by Third Parties	51
10.6	Cooperation by ASTELLAS and BASILEA in Patent and Regulatory Filings	52
10.7	Product Trademarks	52
10.8	No Implied Licenses	53
ARTICLE 11. MUTUAL COVENANTS		53
11.1	Confidentiality	53
11.2	Publicity	54
11.3	Publications	55
11.4	Original Agreement	55
11.5	Compliance with Law	55
ARTICLE 12. TERM AND TERMINATION		56
12.1	Term and Expiration	56
12.2	Termination - General	56
12.3	Termination by ASTELLAS	58
12.4	Effect of Termination	58
12.5	Change of Control	60

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

12.6	Effect of Termination; Survival	60
12.7	Effect of Partial Termination	61
12.8	ASTELLAS Right of Offset	61
ARTICLE 13. INDEMNIFICATION		61
13.1	Indemnification	61
13.2	Claims for Indemnification	62
13.3	Insurance	63
ARTICLE 14. DISPUTE RESOLUTION		63
14.1	Disputes	63
14.2	Arbitration	63
14.3	Interim Relief	64
ARTICLE 15. TAXES		64
15.1	Tax Consequences	64
ARTICLE 16. MISCELLANEOUS		64
16.1	Nonsolicitation of Employees	64
16.2	Entire Agreement and Amendments	65
16.3	Force Majeure	65
16.4	Notices	65
16.5	Maintenance of Records	66
16.6	Assignment	66
16.7	Performance by Affiliates and Local Operating Entities	67
16.8	Counterparts	67
16.9	Severability	67
16.10	Ambiguities; No Presumption	67
16.11	Headings	67
16.12	Standstill	67
16.13	Governing Law	69
16.14	No Waiver	69

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

AMENDED AND RESTATED LICENSE AND CO-DEVELOPMENT AGREEMENT

THIS AMENDED AND RESTATED LICENSE AND CO-DEVELOPMENT AGREEMENT (the “Agreement”) is made as of 27 February 2014 (the “Effective Date”) by and between (1) BASILEA PHARMACEUTICA INTERNATIONAL LTD, a Swiss corporation located at Grenzacherstrasse 487, 4058, Basel, Switzerland (“BASILEA”) and (2) ASTELLAS PHARMA INC, a Japanese corporation, with its principal place of business at 5-1, Nihonbashi-Honcho 2-chome, Chuo-ku, Tokyo 103-8411 Japan (“ASTELLAS”). BASILEA and ASTELLAS are each sometimes referred to herein individually as a “Party” and collectively as the “Parties”.

RECITALS

WHEREAS pursuant to a license, co-development and co-promotion agreement dated February 23 2010 as amended by Amendment No 1 entered into between the Parties on 28 September 2011(the “Original Agreement”), BASILEA granted to ASTELLAS an exclusive license throughout the world except Japan to jointly conduct the further clinical development and commercialization of Isavuconazonium sulfate (BAL8557);

WHEREAS, the Parties wish to amend the terms of the Original Agreement on the basis that (i) ASTELLAS will complete the currently planned clinical development of Isavuconazonium sulfate (BAL 8557) as set out in the Clinical Development Plan, except for those activities that are BASILEA’s responsibility as explicitly specified in the Clinical Development Plan and this Agreement and any responsibility to file any MAA pursuant to Sections 2.1(c) and (f), (ii) ASTELLAS will be granted an exclusive license by BASILEA in the US and Canada in relation to Isavuconazonium sulfate (BAL8557) and (iii) BASILEA will, in exchange for giving up its valuable co-promotion rights in the US and Canada, assume responsibility for the development and acquire the valuable commercialization rights to Isavuconazonium sulfate (BAL8557) outside the US and Canada (other than the clinical development that Astellas will undertake pursuant to the Clinical Development Plan);

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Parties, intending to be legally bound, agree as follows:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

ARTICLE 1.

DEFINITIONS

1.	Definitions

The following terms shall have the following meanings as used in this Agreement:

1.1	“Act” means the United States Federal Food, Drug and Cosmetic Act, as amended.

1.2	“Adverse Event” means any untoward medical occurrence in a patient or clinical trial subject administered a medicinal product which does not necessarily have a causal relationship with any Product (as defined in CPMP/ICH/377/95, as may be amended or superseded from time to time).

1.3	“Affiliate” of a Person means any other Person which (directly or indirectly) is controlled by, controls or is under common control with such Person. For the purposes of this definition, the term “control” shall mean (a) direct or indirect ownership of fifty per cent (50%) or more of the stock or shares having the right to vote for the election of directors of such Person and/or (b), the possession, directly or indirectly, of the power to direct, or cause the direction of, the management or policies of such Person, whether through the ownership of voting securities, by contract or otherwise.

1.4	“Alliance Managers” has the meaning set forth in Section 2.5.

1.5	“[***]” means [***].

1.6	“ANDA” means an Abbreviated New Drug Application filed with the FDA in conformity with applicable laws and regulations, or the foreign equivalent of any such application in any other country.

1.7	“ASTELLAS Know How” means Information which is (a) within the Control of ASTELLAS or ASTELLAS’ Affiliates during the term of this Agreement and/or the Original Agreement and (b) is necessary or useful to the research, Development, Manufacture or use or sale of the Product for these activities; in the case of Information which is necessary or useful to the sale of the Product, ASTELLAS Know How shall be limited to all such Information within the control of ASTELLAS as per (a) above and either (i) provided to BASILEA pursuant to this Agreement and/or the Original Agreement or (ii) created by ASTELLAS specifically for the Product. Notwithstanding anything herein to the contrary, ASTELLAS Know How shall exclude ASTELLAS Patents.

1.8	“ASTELLAS Launch Date” means the date which is [***] after the date of first Launch in the Territory.

1.9	“ASTELLAS Patents” means the rights granted by any governmental authority under a Patent that claims or covers the research, Development, Manufacture, use or sale of the Product including but not limited to the Compounds, methods of using and processes for making such Compounds and formulations of such Compounds, which Patents are Controlled by ASTELLAS or its Affiliates during the term of this Agreement and/or during the term of the Original Agreement, including, without limitation, ASTELLAS’ interest in any Joint Patent and as listed in Part 2 of Exhibit A.

1.10	“BASILEA Know How” means Information which is (a) within the Control of BASILEA or BASILEA’S Affiliates during the term of this Agreement and/or the Original

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Agreement and (b) is necessary or useful in the research, Development, Manufacture or use or sale of the Product for these activities; in the case of Information which is necessary or useful to the sale of the Product, BASILEA Know How shall be limited to all such Information that is within the Control of BASILEA as per (a) above and either (i) provided to ASTELLAS pursuant to this Agreement and/or the Original Agreement or (ii) created by BASILEA specifically for the Product. Notwithstanding anything herein to the contrary, BASILEA Know How shall exclude BASILEA Patents.

1.11	“BASILEA Core Patent(s)” means those of the BASILEA Patents designated as family [***] in Exhibit B.

1.12	BASILEA Patent(s)” means the rights granted by any governmental authority under a Patent that claims or covers the research, Development, Manufacture, use or sale of Product including but not limited to the Compounds, methods of using and processes for making such Compounds and formulations of such Compounds, which Patents are Controlled by BASILEA or its Affiliates during the term of this Agreement and/or the Original Agreement. A list of the BASILEA Patents identified as of the Effective Date is attached hereto as Exhibit B. BASILEA Patents include, without limitation, the BASILEA Core Patents and BASILEA’s interest in any Joint Patent.

1.13	“BASILEA Technology” means the BASILEA Patents and BASILEA Know How.

1.14	“Business Day” means a day on which banking institutions in Tokyo, Japan and Basel, Switzerland are open for business.

1.15	“Calendar Quarter” means a period of three months ending on 31 March, 30 June, 30 September or 31 December in any year and any such shorter period starting on the Effective Date or ending on the date of expiry or termination of this Agreement.

1.16	“Calendar Year” means a period of twelve months ending on 31 December in any year and any such shorter period starting on the Effective Date or ending on the date of expiry or termination of this Agreement.

1.17	“CHF” means the legal tender of Switzerland.

1.18	“Chief Executive Officers” means the chief executive officer of BASILEA and the chief executive officer of ASTELLAS.

1.19	“Clinical Development Plan” means the clinical development plan, attached as Exhibit C.

1.20	“Clinical Plan Development Costs” means all out-of pocket costs determined in accordance with GAAP incurred by a Party or any of its Affiliates in connection with the Development of a Product consistent with the Clinical Development Plan including, without limitation:

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

(i)	[***]

(ii)	[***]

(iii)	[***]

1.21	“Combination Product” means any product containing both (a) a Product and/or Compound and (b) one or more other pharmaceutically active compounds, substances or devices which are sold as a fixed combination or in the same package, in each case, as approved by any Regulatory Authority.

1.22	“Commercialize” means to promote, market, distribute, sell and provide product support for a Product, and “Commercializing” and “Commercialization” shall have correlative meanings.

1.23	“Commercially Reasonable Efforts” means the level of diligence, effort and resources normally devoted by the Party that has the obligation or its Affiliates to maximize the potential and value of the product or compound owned by it, which is of similar market potential, profit potential resulting from its own research efforts and at a similar stage in its development or product life as determined on a country-by-country and product-by-product basis.

1.24	“Committee” shall mean either the JSC or any subcommittee of the JSC that may be established by the JSC from time to time (including the Joint Development Subcommittee, and Joint Manufacturing Subcommittee and the Joint Commercialization Subcommittee) or the Coordination Committee, as applicable.

1.25	“Compounds” means Isavuconazonium sulfate (BAL8557) and/or “Isavuconazole” (BAL4815) as described in Exhibit D together with any compound in the same chemical series as the foregoing and any derivative thereof or any other compounds specifically or generically claimed or covered by any of the BASILEA Patents or any derivatives thereof.

1.26	“Confidential Information” has the meaning recited in Section 11.1.

1.27	“Control” means, with respect to any Information, Patent, know-how, trademark or other intellectual property right, possession by a Party of the ability to grant the right to access or use, or to grant a license or a sublicense to, such Information or intellectual property right as provided for herein without violating the terms of any agreement or other arrangement with any Third Party, and “Controlled” shall have a correlative meaning.

1.28	“Coordination Committee” means the coordination committee to be formed by the Parties in accordance with Section 2.6.

1.29	“CTA” or “Clinical Trial Application” means the application dossier for the commencement of a clinical trial, to be submitted to the competent authorities of any member state of the EU and the relevant ethics committee, consisting of administrative information and the necessary demonstration of quality, safety and efficacy of an investigational medicinal product.

1.30	“Develop” means to research, develop, analyze, test and conduct preclinical, clinical and all other trials for a compound or product, as well as any and all activities pertaining to new indications, pharmacokinetic studies and all related activities including work on new formulations, new methods of treatment and CMC activities. “Developing” and “Development” shall have correlative meanings.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

1.31	“Disclosure Letter” means the letter in agreed form dated on the Original Effective Date and written and delivered by BASILEA to ASTELLAS.

1.32	“Drug Approval Application” or “DAA” means an application for Regulatory Approval, which has been accepted for review, required before commercial sale or use of a Product in a regulatory jurisdiction, including without limitation an NDA filed with the FDA, a marketing authorization application or “MAA” filed with EMA in the EU or other countries as applicable.

1.33	“Drug Product” means the Product in semi-finished form (i.e. tablets and vials in bulk form but not labelled nor primary nor secondary packaged).

1.34	“Drug Substance” means the active pharmaceutical ingredient consisting of any Compound contained in the Product.

1.35	“Effective Date” means the date first written above.

1.36	“Encumbrance” means any mortgage, charge, pledge, lien, restriction, assignment, hypothecation, security interest, title retention or any other agreement or arrangement the effect of which is the creation of security, or any other interest, equity or other right of any person (including any right to acquire, option, right of first refusal or right of pre-emption), or any agreement or arrangement to create any of the same and “Unencumbered” shall be construed accordingly.

1.37	“EMA” means the European Medicines Agency or any successor agency thereto.

1.38	“EU” means the European Union, as its membership may be altered from time to time, and any successor thereto.

1.39	“EU Aspergillosis MAA” means the MAA seeking EU Regulatory Approval.

1.40	“EU Regulatory Approval” means the Regulatory Approval by the EMA for the Product with a regulatory label that allows the use of the Product for the primary treatment of invasive aspergillosis and mucormycosis, including in renally impaired patients.

1.41	“Extended Manufacturing Agreements” means those Manufacturing Agreements identified as such on Exhibit E.

1.42	“FDA” means the United States Food and Drug Administration and any successor agency thereto.

1.43	“Field” means diagnosis, prevention and treatment of any and all human or veterinary indications.

1.44	“FTE” means the equivalent of the work of one (1) employee full time for one (1) year (consisting of at least a total of [***] per year).

1.45	“GAAP” means generally accepted accounting principles in the United States.

1.46

“Generic” means a product (i) that contains the same chemical entity as a Product that has received Regulatory Approval to be marketed by ASTELLAS, its Affiliates or sub licensees or (ii) would be deemed to be a generic medicinal product under the terms of Article 10 of Directive 2001/83/EC or any equivalent legislation in a country in the Territory in relation to the Product that has received Regulatory Approval to be marketed by ASTELLAS, its Affiliates or sub licensees or (iii) that contains the same chemical

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

entity as the Product that has received Regulatory Approval to be marketed by ASTELLAS, its Affiliates or sub licensees and that is used by any pricing or reimbursement authority in the relevant country as a reference product for the pricing and/or reimbursement of the Product in that country. In the United States, Generics shall also include those products approved under an ANDA based on the NDA of the Product that has received Regulatory Approval to be marketed by ASTELLAS, its Affiliates or sub licensees.

1.47	“Good Clinical Practice” or “GCP” means the then current principles of good clinical practice for pharmaceuticals, as defined in Commission Directive 2005/28/EC of 8 April 2005, as amended or superseded from time to time, and such other standards of good clinical practice as are required by the Regulatory Authorities of the EU, the USA and other organizations and governmental agencies in countries for which the applicable Product is intended to be developed.

1.48	“Good Laboratory Practice” or “GLP” means the then current principles of good laboratory practice as they apply to pharmaceuticals, as defined in Directives 2004/10/EC and 2004/9/EC of 11 February 2004, as amended or superseded, from time to time, and such other principles of good laboratory practice as are required by the Regulatory Authorities of the EU, the United States and other organizations and governmental agencies in countries for which the applicable Product is intended to be developed.

1.49	“Good Manufacturing Practice” or “GMP” means the then current principles of good manufacturing practice for pharmaceuticals, as defined in Commission Directive 2003/94/EC of 8 October 2003 and in ICH Guidance for Industry Q7 Good Manufacturing Practice Guidance for active pharmaceutical ingredients, as amended or superseded from time to time, and such other principles of good manufacturing practice as are required by the Regulatory Authorities of the EU, the United States and other organizations and governmental agencies in countries in which the applicable Product is intended to be manufactured or sold.

1.50	“Good Distribution Practice” or “GDP” shall mean the then current principles of good distribution practice for pharmaceuticals, as defined in Commission Directive 92/25/EEC of 31 March 1992, as amended or superseded from time to time, and such other principles of good distribution practice as are required by the Regulatory Authorities of the EU, the USA and other organizations and governmental agencies in countries in which the applicable Product is intended to be manufactured or sold.

1.51	“IND” means any Investigational New Drug application, as defined in Title 21 of the Code of Federal Regulations, on file with the FDA before the commencement of clinical trials of the applicable Product in humans, or any comparable filing with any relevant Regulatory Authorities in any country or jurisdiction in the Territory.

1.52	“Indication” means any disease or condition for which the Product may have therapeutic, ameliorative or preventive activity as specified in the Target Product Profile.

1.53

“Information” means in whatever format recorded (a) techniques and data relating to the research, Development, Manufacture, or Commercialization of a Product, including, but not limited to, inventions, practices, methods, knowledge, know how, skill, experience, test data including pharmacological, toxicological and clinical test data, analytical and quality control data, regulatory submissions, correspondence and communications, monitoring reports and internal audit reports and results, marketing, pricing, distribution, cost, sales, manufacturing, patent and legal data or descriptions, and (b) compositions of

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

matter, devices, articles of manufacture, assays and biological, chemical or physical materials relating to Development, Manufacture, use or sale of a Product.

1.54	“Initial Commercial Manufacturing” shall have the meaning given in Section 7.2.

1.55	“Inventions” means any discovery or invention, whether or not patentable, made by employees, agents or independent contractors of either Party or both Parties or their respective Affiliates during the course of the performance of their responsibilities under this Agreement, together with all intellectual property rights relating thereto.

1.56	“Japan” means the country of Japan, including all of its territories and possessions.

1.57	“Joint Patents” shall have the meaning as defined in Section 10.3 (a).

1.58	“Joint Steering Committee” or (“JSC”) has the meaning set forth in Section 2.2.

1.59	“Launch” means first commercial sale of a Product to a Third Party.

1.60	“Launch Date” means the date of the first commercial sale to a Third Party, following Regulatory Approval, of a Product.

1.61	“Manufacturing” means activities related to manufacturing of clinical and commercial supplies from raw materials to packaged product including process development, the scale up of manufacturing processes, process validation and process improvements, analytics, quality assurance and quality control, packaging, technical support, and related activities for any Product, and “Manufacture” and “Manufactured” shall have correlative meanings.

1.62	“Manufacturing Agreements” means those Agreements between BASILEA or one of its Affiliates and a Third Party relating to the Manufacture of the Product as described in Exhibit E.

1.63	“Manufacturing Costs” means all out-of pocket, fully burdened costs determined in accordance with GAAP incurred by a Party or any of its Affiliates in connection with the Manufacturing of a Product including without limitation:

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

(f)	[***]

together with any internal costs incurred by a Party in connection with Manufacturing a Product provided such internal costs have been prior approved by the Parties in writing, all as set out in the Manufacturing Plan (as may be amended from time to time by the Parties and subject to the provisions of Section 7.7).

1.64	“Manufacturing Plan” shall have the meaning ascribed to it in Section 7.4.

1.65	“Market Exclusivity” means, as to a given country, a given Product and a given time period, either (a) that no Generic version of such Product is then being sold and/or has

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

obtained Regulatory Approval in such country, or (b) that in relation to the United States only, if a Generic version of such Product is then being sold and/or has obtained Regulatory Approval in such country, where in the case of (b) ASTELLAS’ sales of that Product in such country have not been reduced by more than [***] as a result of such Generic sales and/or Regulatory Approval relative to the same time period in the prior Calendar Year.

1.66	“Material Adverse Effect” means a materially negative impact on any of the Development, Regulatory Approval, Manufacturing or Commercialization of the Product arising out of either of the activities listed in Section 2.7.

1.67	“Materials” means all clinical supplies of Product, comparative drugs, intermediate compounds used in manufacturing the Product and any other materials existing as at the Original Effective Date and as listed in Exhibit H of the Original Agreement.

1.68	“MAA” means a marketing authorisation application filed with the EMA.

1.69	“Milestone Event” has the meaning set forth in Section 6.1.

1.70	“Milestone Payments” has the meaning set forth in Section 6.1.

1.71	“NDA” means a New Drug Application filed with the FDA in conformance with applicable laws and regulations, or the foreign equivalent of any such application in any other country including an MAA.

1.72	“Net Sales” means the amount actually invoiced by ASTELLAS, an Affiliate of ASTELLAS or any permitted sub licensee for sales of Product to a Third Party (including any distributor) in the Territory but not including sales among ASTELLAS, its Affiliates and permitted sub licensees, less deductions for: [***]

If a Product is sold for consideration other than solely cash, the monetary value of such other consideration shall be included in the calculation of Net Sales and, if, in addition to or in lieu of a price paid for quantities of Product supplied, any distributor or Third Party provides any consideration to ASTELLAS or its Affiliate in connection with the Product or the distributor’s or Third Party’s rights or relationship with ASTELLAS or its Affiliate in relation thereto, then such consideration shall be included in the calculation of Net Sales in the Calendar Quarter in which it becomes due to ASTELLAS.

If a Product is sold as part of a Combination Product for a single invoiced amount (in each case, a “Combination Sale”), the Net Sales amount for the Product sold in such a Combination Sale shall be that portion of the gross amount invoiced for such Combination Sale (less all permitted deductions) determined as follows:

Except as provided below, the Net Sales amount for the Product sold in a Combination Sale shall equal the [***] where:

[***]

In the event that ASTELLAS, its Affiliates or its sub licensees sell the Product included in a Combination Sale as a separate product in a country, but do not separately sell all of the other active ingredients included in such Combination Sale in such country, the calculation of Net Sales for the Product resulting from such Combination Sale shall be determined by [***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Where the calculation of Net Sales resulting from a Combination Sale in a country (including cases in which the Product is not separately sold in such country) cannot be determined by any of the foregoing methods, the calculation of Net Sales for the Product resulting from such Combination Sale shall be that [***]

1.73	“Other Development Costs” means all internal and out-of pocket costs determined in accordance with GAAP incurred by a Party or any of its Affiliates in connection with the Development of a Product (other than Clinical Plan Development Costs) including, without limitation:

(a)	[***]

(b)	[***]

(c)	[***]

(d)	[***]

(e)	[***]

1.74	“Original Effective Date” means the date of the Original Agreement being 23 February 2010.

1.75	“Patent” means (a) unexpired letters patent (including inventor’s certificates), including without limitation any substitution, extension (including supplementary protection certificate), registration, confirmation, reissue, re examination, renewal or any like filing thereof and (b) pending applications for letters patent, including without limitation any continuation, divisional or continuation in part thereof and any provisional applications.

1.76	“Person” means any individual, firm, corporation, partnership, limited liability company, trust, business trust, joint venture, governmental authority, association or other entity.

1.77	“Phase III Clinical Trial” means a human clinical trial of a compound or product on a sufficient number of subjects that is designed to establish that the compound or product is safe and efficacious for its intended use, and to define warnings, precautions, and adverse reactions that are associated with the compound or product in the dosage range to be prescribed, and to support Regulatory Approval of the compound or product or label expansion of the compound or product.

1.78	“PIP” means pediatric investigation plan for the Product required by the EMA.

1.79	“Product” means all current and future formulations, improvements, delivery modes, combination products and dosage forms containing a Compound (or any of its metabolites, esters, chelates, calthrates, acids, bases, isomers, epimers, enantiomers, stereoisomers, salts, solvates, hydrates, polymorphs, crystalline forms, or prodrugs or any other non-covalent derivatives or crystalline forms of such a Compound) as one of the active pharmaceutical ingredients.

1.80	“Product Trademark” has the meaning set forth in Section 10.7(a).

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

1.81	“QP Declaration” means a declaration required by European Directives 2001/83/EC, 2001/82/EC and 2001/20/EC, which require the Qualified Person (QP) to certify that each batch of medicinal product has been manufactured in accordance with regulatory requirements.

1.82	“Recall” means an event, incident or circumstance that may result in the need for a “recall” (as such term is defined in United States regulations in 21 C.F.R. 7.3 or any equivalent regulations or legislation anywhere in the Territory).

1.83	“Regulatory Approval” means with respect to any Product in any regulatory jurisdiction, approval from the applicable Regulatory Authority sufficient for the manufacture, distribution, use and sale of the Product in such regulatory jurisdiction in accordance with applicable laws (but excluding any pricing and reimbursement approval).

1.84	“Regulatory Authority” means any national or supranational governmental authority, including without limitation the FDA, EMA or such other government authority with responsibility for granting any licenses, registrations or other approvals necessary for the manufacture, distribution, use and/or sale of medicinal products in any country.

1.85	“Regulatory Filing” shall have the meaning given to it in Section 3.6 (b).

1.86	“Retained Territory” means the world other than the Territory.

1.87	“Serious Adverse Event” means any untoward medical occurrence that at any dose results in death, is life-threatening, requires inpatient hospitalization or prolongation of existing hospitalization, results in persistent or significant disability/incapacity or is a congenital anomaly/birth defect (as defined in CPMP/ICH/377/95 as amended or superseded from time to time).

1.88	“Specifications” means the specifications for the manufacture, labelling and packaging of a Product, as set forth in an applicable Regulatory Filing (e.g., a Drug Master File or Drug Approval Application) or Regulatory Approval or any amendment thereto, all as more fully set forth in Exhibit G.

1.89	“Target Product Profile” means the specific criteria identified in the Clinical Development Plan for the target profile for the Products.

1.90	“Territory” means the United States and Canada.

1.91	“Third Party” means any Person other than BASILEA, ASTELLAS or an Affiliate of either of them.

1.92	“Third Party Licensee” means any Third Party to whom BASILEA or a BASILEA Affiliate has licensed or otherwise transferred the rights to the Development, Manufacture, use or sale of a Product in the Retained Territory.

1.93	“Third Party License Fees” means royalties and other payments payable to a Third Party in consideration for rights necessary or useful for the Development, Manufacture, use or sale of a Product arising after the Original Effective Date.

1.94	“Trademarks” shall have the meaning ascribed to it in Section 5.10.

1.95	“Transition Overview” shall mean the overview of the general principles of the Transition Plan, a copy of which is attached as Exhibit H.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

1.96	“Transition Plan” shall have the meaning ascribed to it in Section 3.4.

1.97	“Transition Period” means the period of one hundred and eighty (180) days following the Effective Date.

1.98	“United States” means the United States of America and its territories and possessions (including, without limitation, Puerto Rico).

1.99	“US Regulatory Approval” means Regulatory Approval of the Product by the FDA with a regulatory label that allows the use of the Product for the primary treatment of invasive aspergillosis.

1.100	“Valid Claim” means a claim of any issued, unexpired Patent that has not been revoked or held unenforceable or invalid by a decision of a court or governmental agency of competent jurisdiction from which no appeal can be taken, or with respect to which an appeal is not taken within the time allowed for appeal, and that has not been disclaimed or admitted to be invalid or unenforceable through reissue, disclaimer or otherwise.

ARTICLE 2.

CURRENT STATUS AND MANAGEMENT

2.1	General

(a)	The Original Agreement will be deemed amended in accordance with this Amended and Restated License and Co-Development Agreement as of the Effective Date. The Parties’ rights and obligations arising under the Original Agreement in respect of the period prior to the Effective Date shall continue to be governed by the Original Agreement (except where otherwise specifically stated in this Amended and Restated License and Co-Development Agreement). Otherwise, this Amended and Restated Licence and Co-Development Agreement will replace the Original Agreement in its entirety.

(b)	The Parties acknowledge that since the Original Effective Date they have been collaborating with regard to the Development and Regulatory Approval of the Product throughout the world except Japan. The Parties further acknowledge that the studies and activities in relation to the Development of the Product listed in Exhibit I have been completed as at the Effective Date. From the Effective Date, ASTELLAS will remain responsible for, and bear all of the Clinical Plan Development Costs for, completing all activities and all studies specified in the Clinical Development Plan subject to (c), (d) and (f) below and as further detailed in Sections 3.1, 3.5 and 3.6 below. In addition, ASTELLAS will assume responsibility for and bear all related Other Development Costs in relation to the Development of the Product solely for the Territory.

(c)

BASILEA will assume responsibility for the Development of the Product solely for the Retained Territory and bear all related Other Development Costs and filing costs for all DAA (including filing costs in relation to candidemia/invasive candidiasis) for the Retained Territory. BASILEA’s responsibility shall include activities and studies relating to the PIP for submission to the EMA and any follow up PIP studies required by the EMA. However, in relation to such PIP studies, if ASTELLAS uses such data arising from such PIP studies for activities for the Territory, [***]. For clarity, if ASTELLAS carries out any pediatric investigation plans or studies for the Product

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

independent of the PIP as may be required by the FDA or Regulatory Authorities in the Territory (“US Pediatric Plan”), then the data arising from such studies for the US Pediatric Plan may be used by ASTELLAS [***].

(d)	All related out-of-pocket costs payable to a Third Party (excluding costs payable by BASILEA to any Third Party Licensee) for all other Development activities and studies not covered by (b) and (c) above to be conducted for countries in both the Territory and the Retained Territory (in accordance with Section 3.5(b)) shall, in the event that either Party wishes to propose sharing such costs, be raised at the JSC and be discussed between the Parties and, if both Parties agree to share such costs and to participate jointly in such Development activities and studies, then the costs shall be shared between the Parties with [***] bearing [***] of such costs. Where the Parties do agree to share such costs, then the Parties shall (i) discuss and take into consideration each others’ comments in relation to the design and implementation of the Development activities and studies throughout the conduct of such activities and studies in accordance with the provisions of Section 2.2; (ii) use their respective Commercially Reasonable Efforts to perform such Development activities and studies; and (iii) comply with the provisions of Section 3.8. The provisions of Section 11.3 shall apply to any publications relating to such activities and studies. ASTELLAS and BASILEA shall cooperate to facilitate the completion of the microdevice activities more specifically described in Exhibit P and any Third Party costs incurred in relation to such activities after the Effective Date shall be shared between the Parties with [***] bearing [***] of such costs. The details of such cooperation shall be dealt with through the JSC in accordance with Section 2.2.

(e)	All results and data for all activities and studies to be conducted by one Party in relation to the Product shall be available to the other Party free of cost to be used by the other Party in relation to the Development, Manufacture, Regulatory Approval and Commercialization of the Product and as further detailed in Section 3.

(f)

As soon as reasonably possible after the Effective Date but no later than 15 July 2014 and subject to such period being extended as reasonably necessary depending on: (a) the progress of additional studies required by the EMA; (b) the availability of QA Released Baxter PV batch data suitable for submission; (c) serious clinical safety issues arising from ongoing clinical trials within the Clinical Development Plan that would impact the ability to file the EU Aspergillosis MAA in accordance with the targeted timelines envisaged within the Clinical Development Plan; (d) all the comments required to be provided by BASILEA in accordance with this Section 2.1(f) and as identified in part 1 of Exhibit J to Modules 2 to 5 of the EU Aspergillosis MAA being provided in accordance with the timeline as specified below; or (e) any event of Force Majeure under Section 16.3, ASTELLAS shall, at its cost, prepare and provide to BASILEA for filing not later than [***], a fully hyperlinked Common Technical Document that ASTELLAS reasonably determines is (i) ready for submission to the EU EMA; (ii) consistent with the standard ASTELLAS uses for ASTELLAS–sponsored submissions to the EU regulatory authorities, (iii) prepared in accordance with applicable laws, regulations and regulatory requirements, (iv) prepared in accordance with part 1 of Exhibit J and (v) reflecting the discussions with the Regulatory Authorities in the EU as recorded in minutes of meetings with such Regulatory Authorities as recorded or approved by such Regulatory Authorities, provided, however, that BASILEA shall provide ASTELLAS with such of the contents of Module 1 of the Common Technical

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Document as are identified in part 1 of Exhibit J as required to be provided by BASILEA as soon as possible following the Effective Date but no later than [***]. ASTELLAS may request that BASILEA provide and BASILEA shall reasonably comply with such a request to provide these Module 1 contents in pieces rather than waiting until BASILEA has compiled all such contents. BASILEA will finish its review of Module 1 of the Common Technical Document within [***] of BASILEA’S receipt of the content from ASTELLAS. ASTELLAS shall prepare and provide to BASILEA drafts of the other Modules/Sections of the Common Technical Document on an ongoing basis as they are being prepared and BASILEA’s review of the Modules/Sections will be completed on an ongoing basis as they are being prepared and provided by ASTELLAS. The timeline for BASILEA completing any such review will vary by Module/Section and BASILEA will use Commercially Reasonable Efforts to review and comment on such Module/Section or parts thereof as soon as possible after receipt and in any event no later than [***] from receipt. In order to assist BASILEA in reviewing such parts of the draft Modules/Sections as soon as possible, as soon as practicable after the Effective Date and on an ongoing basis, ASTELLAS will work with BASILEA to plan such timelines and provide advance notice of the likely timing of providing to BASILEA the draft parts of the Modules/Sections for review. ASTELLAS shall incorporate into the relevant Modules/Sections of the Common Technical Document any reasonable (both in nature and volume) comments received from BASILEA. BASILEA will file, in the name of BASILEA, the EU Aspergillosis MAA with the EMA and BASILEA shall pay the filing fee with respect to the EU Aspergillosis MAA and shall assume the responsibility for the review process as the applicant of the EU Aspergillosis MAA. For clarity, BASILEA’s responsibility shall include (i) any sections or components for which it is responsible as detailed in part 1 of Exhibit J or (ii) any amendments to the EU Aspergillosis MAA which it chooses to make to the final fully hyperlinked Common Technical Document that has been provided by ASTELLAS in accordance with the provisions of this Section 2.1(f); or (iii) any obligations which are specific to it as the Party filing the EU Aspergillosis MAA with the EMA. Any responsibility of ASTELLAS for the preparation of the Common Technical Document or any MAA does not, pursuant to this Agreement or otherwise, guarantee that EU Regulatory Approval will be obtained.

(g)	ASTELLAS will provide reasonable support to BASILEA during the Transition Period in accordance with the Transition Plan [***], including related to regulatory processes in the Retained Territory. BASILEA will provide reasonable support to ASTELLAS during the Transition Period in accordance with the Transition Plan free of charge, including related to regulatory processes in the Territory.

(h)

After the Transition Period the Parties shall mutually exchange certain post-transition services as reasonably requested and agreed in writing between the Parties from time to time, provided that each Party will be entitled to charge reasonable fees for providing such agreed post-transition services to the other. ASTELLAS hereby agrees that after the Transition Period its clinical/regulatory group will provide reasonable support to BASILEA to assist BASILEA in responding to any queries (up to and including the CHMP day 120 list of questions) received from the EMA during the process of seeking Regulatory Approval pursuant to the EU Aspergillosis MAA provided that (i) BASILEA shall use reasonable efforts to answer the queries itself before requesting the assistance of ASTELLAS, (ii) if BASILEA is not able to answer any of the queries itself after using reasonable efforts to do so it shall send to

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

ASTELLAS copies of such queries received from the EMA as BASILEA is unable to answer and (iii) ASTELLAS will be entitled to [***] for providing such assistance.

2.2	Joint Steering Committee (JSC)

(a)	Formation, Purpose and Dissolution. The joint steering committee which was formed pursuant to the Original Agreement will continue to operate pursuant to this Agreement as further described below (the “Joint Steering Committee” or “JSC”). The JSC shall consist of at least [***] from each Party (or such other number as may be agreed by the Parties, provided that each Party at all times has an equal number of representatives on the JSC). The Joint Steering Committee will oversee, either directly or via delegated recommendation-making authority, Development, Regulatory Approval and Manufacturing under this Agreement and facilitate communications between the Parties with respect to the Development, Regulatory Approval, Manufacturing and Commercialization of Products hereunder in the Territory and in the Retained Territory. The Parties intend that their respective organizations will conduct their business and perform their responsibilities with the objective of success in the Development, Regulatory Approval, Manufacturing and Commercialization of Products in both the Territory and the Retained Territory. The JSC shall operate by the procedures set forth in Section 2.4 and will consist of representatives who have appropriate expertise in clinical Development, regulatory, Commercialization and Manufacturing. The JSC shall continue to operate (i) until each of the FDA and the EMA has either granted Regulatory Approval of the Product in the Indications of aspergillosis and candidemia in the US and in Europe respectively, or has made a final decision that such approval will not be given or (ii), if EU Regulatory Approval and/or US Regulatory Approval are obtained, until either the clinical trials to support a Regulatory Approval for the primary treatment of candidemia fail to meet the primary end point set out in the applicable protocol in the Territory and the Retained Territory or both Parties have otherwise jointly made a decision not to seek Regulatory Approval in the Indication of candidemia based on the results of a clinical trial of the Product in relation to candidemia. Once the JSC ceases to operate in accordance with these terms, it shall be dissolved and any outstanding matters relating to Development, Regulatory Approval, Manufacturing and Commercialization of the Product either at the JSC or the relevant JSC Sub-Committee will be referred to the Coordination Committee or to the Parties as appropriate.

(b)	Specific Responsibilities. In addition to its overall responsibility for Development, Regulatory Approval and Manufacturing, the JSC shall, in particular, be responsible in both the Territory and the Retained Territory for:

(i)	reviewing on-going Development activities including those referred to in Section 2.1(d);

(ii)	reviewing cost sharing in accordance with Section 2.1(d) and making recommendations thereon to the Parties for their approval;

(iii)	reviewing and making recommendations to the Parties for their approval regarding the Manufacturing plans and supply chain strategy in accordance with the provisions of Article 7;

(iv)	reviewing and making recommendations to the Parties for their approval regarding the regulatory strategy for obtaining Regulatory Approvals;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

(v)	reviewing and making recommendations to the Parties for their approval regarding the Patent and Product Trademark filing and prosecution strategy;

(vi)	reviewing and making recommendations to the Parties for their approval regarding the publication strategy in line with Section 11.3; and

(vii)	performing such other functions as appropriate to further the purposes of the collaboration, consistent with this Agreement, and such other responsibilities as may be agreed by the Parties in writing from time to time;

in the case of each subparagraph (i)-(vii), consistent with the activities and Clinical Plan Development Costs set out in the Clinical Development Plan and with the activities and Manufacturing Costs set out in the Manufacturing Plan; and

(viii)	reviewing, sharing and discussing (with each Party taking into consideration the other’s reasonable points and comments) Commercialization strategies, Commercialization plans, branding, including global brand strategies, Product positioning, advertising and promotional material, Product claims, Investigator Initiated Trials, communication, life cycle management (Phase 3b/4 trials) and other Commercialization matters.

2.3	JSC Subcommittees

(a)	Formation, Purpose and Dissolution. The JSC shall have ultimate responsibility to establish one or more subcommittees from time to time as and when it deems appropriate to oversee specific aspects of the Development, Regulatory Approval, Manufacturing and Commercialization of Products, for example a Joint Development Subcommittee and a Joint Manufacturing Subcommittee. The JSC subcommittees shall operate by the procedures set forth in Section 2.4 (unless otherwise agreed by the JSC) and shall report directly into the JSC. The subcommittees will cease to operate when the JSC ceases to operate.

(b)	Specific Responsibilities. The specific responsibilities of each JSC subcommittee will be recommended by the JSC and approved by the Parties at the time that the relevant subcommittee is established. Thereafter the JSC Subcommittees shall be entitled to make such recommendations to the Parties as the JSC shall determine.

2.4	General Committee Membership and Procedures

(a)

Membership. Each of BASILEA and ASTELLAS shall designate representatives with appropriate expertise to serve as members of the JSC and any JSC subcommittees. Each such representative shall be an employee or consultant of either ASTELLAS or BASILEA or their respective Affiliates. Each Party may replace its representatives at any time upon written notice to the other Party. The JSC shall have co chairpersons. BASILEA and ASTELLAS shall each select from their representatives a co chairperson for the JSC, and each Party may change its designated co chairperson from time to time upon written notice to the other Party. JSC subcommittees will be chaired by [***]. The co chairpersons of the JSC and the chair of each JSC subcommittee shall be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting of the JSC and JSC subcommittees, respectively, and preparing and issuing minutes of each meeting within [***] thereafter unless otherwise agreed by the Parties; provided that a JSC co chairperson or JSC subcommittee chair shall call a meeting of the applicable group

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

promptly upon the written request of the other co chairperson or a Party to convene such a meeting. The minutes of any JSC meeting will not be finalized until both chairpersons of the JSC have reviewed and confirmed in writing the accuracy of such minutes. The minutes of any JSC subcommittee meeting will not be finalized until the chair of the relevant JSC subcommittee and [***] have reviewed and confirmed in writing the accuracy of such minutes.

(b)	Meetings. The JSC and each JSC subcommittee shall hold meetings at such times as it elects to do so, but in no event shall such meetings be held less frequently than once every [***] for the JSC and not less frequently than every [***] for the JSC subcommittees (or at such other frequency as the JSC or relevant JSC subcommittee shall determine). In order to bring all issues up-to-date, every other JSC subcommittee meeting shall thereby take place at least [***] before the next JSC meeting and the relevant subcommittee shall inform the JSC about any recommendations as well as refer unresolved matters to the JSC meeting. The JSC and the JSC subcommittees shall meet alternately at BASILEA’s facilities in Switzerland, and ASTELLAS’ facilities or at such other locations as the Parties may agree. Other employees of each Party involved in the Development, Manufacturing, Commercialization or Regulatory Approval of the Product may attend meetings of the JSC or the JSC subcommittees (as non-voting participants, unless they are members of the relevant group), as needed, and consultants, representatives, or advisors involved in the Development, Manufacture, Commercialization or Regulatory Approval of the Product may attend meetings of each of the JSC and JSC subcommittees as non-voting observers; provided that such Third Party representatives are under obligations of confidentiality and non use applicable to the Confidential Information of each Party and subject to consent of the other Party, which shall not be unreasonably withheld. Each Party shall be responsible for all of its own expenses of participating in the JSC or the JSC subcommittees. Meetings of the JSC and the JSC subcommittees may be held by audio or video teleconference with the consent of each Party; provided that at least [***] of the JSC and each JSC subcommittee shall be held in person. Each Party has the right to request meetings if deemed necessary according to the requesting Party. No action taken at any meeting of the JSC shall be effective unless a representative of each Party is present or participating.

(c)

Decision Making. Each Party’s designees on the JSC shall, collectively, have [***] on all matters brought before the JSC for recommendation to the Parties, which [***] shall be determined by [***] at the meeting. The JSC shall operate as to matters within its jurisdiction by [***]; provided that the JSC shall not have the authority to approve, amend or modify, or waive compliance with, or interpret this Agreement. If the JSC is unable to reach a unanimous decision on any matter for recommendation to the Parties, that matter will be referred to the Parties for approval and resolution. If the Parties are unable to reach an agreement within [***] after the date on which (i) any dispute was referred to them by the JSC or (ii) any recommendation from the JSC was made to them, [***] shall have the final decision making authority with respect to the day to day operational implementation of the Clinical Development Plan to the extent it relates to both the Territory and the Retained Territory or any matter related solely to the Territory and [***] shall have the final decision making authority with respect to any matter related solely to the Retained Territory. All other matters, including compliance with this Agreement in respect of any matter, will be resolved in accordance with Article 14. To the extent recommendation making authority is

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

granted to them by the JSC in respect of any matters to be recommended to the Parties, all JSC subcommittees shall make recommendations in the same way as the JSC. If any JSC subcommittee is unable to reach a unanimous recommendation on any matter, the matter will be referred to the JSC for a recommendation to the Parties. Notwithstanding the foregoing, neither Party shall be able to exercise its final decision making authority in such a way that would result in a change to the Clinical Development Plan or the Parties’ obligations under it unless agreed in writing by the Parties. The Parties agree that the JSC recommendation process is not applicable to [***] which are limited to review, sharing and discussing relevant [***] strategies and related materials.

(d)	Meeting Agendas. Each Party will disclose to the other proposed agenda items along with appropriate information at least [***] in advance of each meeting of the JSC or JSC subcommittee, provided that under exigent circumstances requiring JSC or JSC subcommittee input, a Party may provide its agenda items to the other Party within a lesser period of time in advance of the meeting, or may propose that there not be a specific agenda for a particular meeting, so long as the Party making the request deems it reasonably necessary and such other Party consents to such later addition of such agenda items or the absence of a specific agenda for such JSC or JSC subcommittee meeting.

2.5	Alliance Managers

(a)	Each of the Parties shall appoint [***] who will be a non-voting member of the JSC and each JSC subcommittee and the Coordination Committee and who has significant experience in and possesses a broad understanding of Development, regulatory, Manufacturing and Commercialization issues to act as its Alliance Manager. The role of the Alliance Manager is to act to facilitate the Parties’ interactions under this Agreement. The Alliance Managers shall attend all JSC and JSC subcommittee and the Coordination Committee meetings (as agreed in advance) as non voting participants and support the co chairpersons of the JSC and chair of JSC subcommittees and the Coordination Committee in the discharge of their responsibilities. Alliance Managers shall be non-voting participants in such JSC and JSC subcommittee and the Coordination Committee meetings, unless they are also appointed members of such Committee provided, however, that an Alliance Manager may bring any matter to the attention of the JSC and JSC subcommittees and the Coordination Committee if such Alliance Manager reasonably believes that such matter warrants such attention.

(b)	Each Party may change its designated Alliance Manager from time to time upon written notice to the other Party. Any Alliance Manager may designate a substitute to temporarily perform the functions of that Alliance Manager. Each Alliance Manager shall be charged with creating and maintaining a collaborative work environment within and among the Committees.

2.6	Coordination Committee

The Parties agree to establish a coordination committee (“Coordination Committee”) to commence operation upon cessation of the JSC and the JSC Subcommittees pursuant to Section 2.2(a). The Coordination Committee will meet to review, share and discuss (with each Party taking into consideration the other’s reasonable points and comments): (a) Product positioning, Product Trademarks, advertising and promotional material, branding

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

including global brand elements, publication strategy including those for international congresses, promotional and educational activities at international congresses, KOL activities involving KOLs from the other Party’s territory, Product claims, Investigator Initiated Trials, communication, life cycle management (phase 3b/4 trials), and other Commercialization matters with regard to the Product in the Territory and in the Retained Territory; (b) new registration studies and other Development matters, and potential changes to Specifications and other Manufacturing matters with regard to the Product in the Territory and the Retained Territory. Each of Astellas and Basilea shall designate at least [***] representatives with appropriate expertise to sit on the Coordination Committee. Each Party may replace its representatives at any time upon written notice to the other Party. The Coordination Committee shall have co chairpersons. BASILEA and ASTELLAS shall each select from their representatives a co chairperson for the Coordination Committee, and each Party may change its designated co chairperson from time to time upon written notice to the other Party. The Coordination Committee will meet once every [***] in person or by video conference as agreed by the Parties or at such other times as the Parties may agree, provided that either Party may call an urgent meeting of the Coordination Committee if the circumstances reasonably require. Other employees of each Party involved in the Development, Manufacturing, or Commercialization of the Product may attend meetings of the Coordination Committee as needed, and consultants, representatives, or advisors involved in the Development, Manufacture or Commercialization of the Product may attend meetings of the Coordination Committee as non-voting observers; provided that such Third Party representatives are under obligations of confidentiality and non use applicable to the Confidential Information of each Party and subject to consent of the other Party, which shall not be unreasonably withheld. Each Party shall be responsible for all of its own expenses of participating in the Coordination Committee. The co chairpersons of the Coordination Committee shall be responsible for calling meetings, preparing and circulating an agenda in advance of each meeting and preparing and issuing minutes of each meeting within [***] thereafter unless otherwise agreed by the Parties. Each co-chairperson shall take responsibility for such matters alternately, with BASILEA’s co-chairperson taking responsibility for the first meeting of the Coordination Committee and thereafter alternating with ASTELLAS co-chairperson. The purpose of the Coordination Committee is to exchange information regarding the matters described in this Section 2.6. The Coordination Committee shall not have any decision making authority. ASTELLAS shall have decision making authority regarding all matters relating to the Product in the Territory and BASILEA shall have decision making authority regarding all matters relating to the Product in the Retained Territory. References throughout this Agreement to the JSC and any JSC Subcommittee shall, with effect from when such committees cease to operate, be deemed to be a reference to the Coordination Committee unless the context otherwise requires or the Parties agree otherwise.

2.7	Material Adverse Effect

Neither Party shall knowingly carry out any of the activities listed in Section 2.7(i) or (ii) in respect of the Product in its respective territory, including but not limited to activities in relation to Development, Manufacturing, Regulatory Approval and Commercialization, that have or are reasonably likely to have a Material Adverse Effect in any of the countries in the other Party’s territory without the other Party’s consent, such consent not to be unreasonably withheld or delayed. The Parties agree that this provision shall not apply for any such activity where: (a) it is required to be carried out by applicable law or regulations or by the relevant Regulatory Authority; (b) it is carried out as a result of matters which are outside of the

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control of the Party carrying out the activity; or (c) it is any activity that needs to be carried out by a Party in relation to matters of patient safety.

(i)	[***]

(ii)	[***]

2.8	Relationship of the Parties

In entering into this Agreement and performing their respective duties and obligations with respect to this Agreement, the Parties are acting, and intend to be treated, as independent entities, and the activities and resources of each Party shall be managed by such Party, acting independently and in its individual capacity. The relationship between the Parties is that of independent contractors, and neither Party shall have the power to bind or obligate the other Party in any manner, other than as is expressly set forth in this Agreement. Nothing contained in this Agreement shall be construed or implied to create an agency, partnership, joint venture, or employer-employee relationship between the Parties. Except as otherwise provided in this Agreement, neither Party may make any representation, warranty or commitment, whether express or implied, on behalf of or incur any charges or expenses for or in the name of the other Party. Neither Party shall hold itself out, or take any action, and neither Party shall become liable due to any representation, act or omission of the other contrary to the provisions of this Agreement.

2.9	BASILEA will procure that any Third Party to which it licenses or otherwise transfers rights to Develop, Manufacture or Commercialize the Product in any country within the Retained Territory shall comply with BASILEA’s obligations under this Agreement to the extent applicable to any such Third Party. Upon entering into any such license or transfer agreement, BASILEA shall notify ASTELLAS of the identity of such Third Party.

ARTICLE 3.

DEVELOPMENT AND REGULATORY MATTERS

3.1	Development in the Clinical Development Plan

ASTELLAS shall remain responsible for and shall bear all Clinical Plan Development Costs in relation to completing, and shall perform in accordance with the terms of this Agreement and in particular, Sections 2.1(b), 2.1(f) and 3.5, all activities and all studies in each case as specified in the Clinical Development Plan and as detailed more specifically in Section 3.5 below subject to Sections 2.1(c) and 2.1(d).

3.2	Development in the Territory

In accordance with Section 2.1(b), ASTELLAS shall assume responsibility for and bear all related Other Development Costs in relation to the Development of the Product solely for the Territory other than those specified in the Clinical Development Plan which are dealt with in Section 3.1. All decisions in relation to Development pursuant to this Section 3.2 shall be made by ASTELLAS.

3.3	Development in the Retained Territory

In accordance with Section 2.1 (c), BASILEA will assume responsibility for the Development of the Product solely for the Retained Territory and bear all related Other Development Costs and filing costs for all DAA (including filing costs in relation to candidemia/invasive

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candidiasis) for the Retained Territory. BASILEA’s responsibility will include activities and studies relating to the PIP for submission to the EMA and any follow up PIP studies required by the EMA. However, in relation to such PIP studies, if ASTELLAS uses such data arising from such PIP studies for its activities for the Territory, ASTELLAS will reimburse BASILEA for half of the actual out-of-pocket costs incurred by BASILEA in carrying out such PIP studies, provided that no reimbursement shall be due solely by reason of ASTELLAS filing study reports or safety data as part of routine pharmacovigilance or safety reporting purposes or by reason of incidental use by ASTELLAS such as a footnote reference in a publication. For the avoidance of doubt, if BASILEA decides to use such PIP data in a joint publication with ASTELLAS no reimbursement shall be due. For clarity, if ASTELLAS carries out any pediatric investigation plans or studies for the Product, independent of the PIP as may be required by the FDA or Regulatory Authorities in the Territory (“US Pediatric Plan”), then the data arising from such studies for the US Pediatric Plan may be used by ASTELLAS without triggering a reimbursement under this Section. All decisions in relation to Development pursuant to this Section 3.3 shall be made by BASILEA.

3.4	Transition

(a)	Subject to the requirements in Sections 3.6(b) and (c), the Parties will develop and agree a joint transition plan based on the Transition Overview (“Transition Plan”) within [***] after the Effective Date. Once finalized the completed Transition Plan will replace the Transition Overview and the Parties shall undertake and be responsible for the respective activities assigned to them in the Transition Plan. The Transition Plan shall not amend the Clinical Development Plan which shall remain in the form attached as Exhibit C and to the extent that there are any inconsistencies between the Transition Plan and the Clinical Development Plan, the Clinical Development Plan shall prevail. The Parties will establish a team of individuals made up of appropriate numbers of representatives from each Party, which team will be responsible for ensuring that the Transition Plan is put into effect.

(b)	In order to transfer Development responsibility to BASILEA for Development pursuant to Section 3.3 and to transfer all rights to the Product in the Retained Territory, ASTELLAS shall:

(i)	comply with its obligations set out in Section 3.6(b);

(ii)	at ASTELLAS’ cost, provide BASILEA with electronic copies of all data, Information, marketing materials, studies and analyses in relation to the Product existing as at the Effective Date and, where such data, Information, marketing material, studies and analyses relate solely to the Retained Territory, ASTELLAS shall, at ASTELLAS’ cost, transfer, where legally permissible, the originals, each in the form specified in the Transition Plan. Such transfer shall take place as soon as reasonably practicable after the Effective Date during the Transition Period in respect of all such materials in existence at the Effective Date; and

(iii)	in respect of all data, Information, marketing materials studies and analyses in relation to the Product that are created after the Effective Date pursuant to the Clinical Development Plan, provide such materials to BASILEA (including originals where legally permissible and where such materials relate solely to the Retained Territory) promptly after such materials are created, subject to the provisions of Section 3.6 (b), provided that where ASTELLAS has an obligation to transfer originals to BASILEA under this Section 3.4(b) it shall be entitled to retain copies of the original so transferred.

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3.5	Clinical Development Plan

(a)	As of the Effective Date the current Development of the Product shall be governed by the Clinical Development Plan which may be amended from time to time when an amendment is required as a result of a request by either FDA or the EMA or is reasonably necessary to implement the activities and studies required for regulatory submissions for the Product for Regulatory Authorities in the United States and the EU, in each case with the written approval duly signed by the authorized representatives of the Parties as an amendment of Exhibit C, the Clinical Development Plan. ASTELLAS will comply with the provisions of Section 2.1(f) and in addition will use Commercially Reasonable Efforts to perform the activities in the Clinical Development Plan and to progress and complete such activities within the targeted timeframes set forth therein, including by allocating such personnel as reasonably necessary to progress and complete such activities within those targeted timescales. The Clinical Development Plan is attached hereto as Exhibit C. The Clinical Development Plan contains the agreed Target Product Profile and specifies Development details for the Product as at the Effective Date. The Clinical Development Plan includes a planned Development program to generate the clinical and regulatory information required for filing Drug Approval Applications for Product in the United States and the EU. For clarity ASTELLAS shall not be obliged to carry out any activities in relation to the clinical Development of the Product in the Retained Territory other than those clinical studies and activities listed in the Clinical Development Plan attached at the Effective Date. In particular ASTELLAS shall not be responsible for carrying out any clinical studies which may be required by the EMA or any other Regulatory Authority in the Retained Territory other than those listed in the Clinical Development Plan attached at the Effective Date. ASTELLAS shall also not be responsible for making any submissions for Regulatory Approval for the Product in the Retained Territory for the indication of candidemia or invasive candidiasis.

(b)	During the term of this Agreement, if either Party (or any Affiliate of a Party) directly or through any Third Party, wishes to initiate, sponsor, fund, supply any Product or otherwise conduct any Development activities or studies of the Product outside of the Clinical Development Plan and inside or outside of that Party’s respective territory but for the sole purpose of Development of the Product for its respective territory, that Party shall not proceed with such Development activities or studies without first raising the matter at the JSC and the Parties shall discuss in good faith whether or not to share the out-of-pocket costs of the clinical trial payable to a Third Party and whether or not they are therefore interested in a joint participation in such Development activities or studies. If both Parties agree to share the out-of-pocket costs of the clinical trial payable to a Third Party, then ASTELLAS shall bear [***] and BASILEA shall bear [***] of such out-of-pocket costs payable to a Third Party. The provisions of Section 2.1 (d) shall apply in relation to such joint activities and studies. If the other Party does not wish to share the costs in the proposed clinical trial activities, the proposing Party may, subject to Section 2.6, proceed to carry out the clinical trial at its own expense. Notwithstanding the foregoing, no clinical activities of either Party outside of the Clinical Development Plan shall be conducted in the other Party’s territory without the prior written consent of the other Party.

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3.6	Clinical and Regulatory Matters

(a)	The Parties’ respective obligations in respect of the filings specified in this Section 3.6 shall be as set out in the Clinical Development Plan and subject to Sections 2.1(c), 2.1(f), 2.2(b)(iv) and 3.5.

(b)	All INDs, Drug Approval Applications, Regulatory Approvals and related filings including all Orphan Drug designations and/or any Qualified Infectious Disease Product designation relating to Products in the Territory shall be the property of ASTELLAS and all the foregoing related to the Product in the Retained Territory shall be the property of BASILEA. The existing IND, CTAs, any Drug Master Files (“DMF”) and any other regulatory filings, applications or licenses (as listed in part 2 of Exhibit J, which Exhibit will be delivered by ASTELLAS to BASILEA within [***] of the Effective Date) (“Regulatory Filings”) solely relating to the Product in the Retained Territory shall be transferred to BASILEA by ASTELLAS at ASTELLAS’ cost, with a copy of any Regulatory Filings being provided to BASILEA as set out in Section 3.4(b). Where any such Regulatory Filing is held in the name of an ASTELLAS Affiliate, ASTELLAS will procure that such Affiliate transfers the Regulatory Filings to BASILEA in accordance with this Agreement. Such transfers of Regulatory Filings will be made with full title guarantee, free of any Encumbrances and ASTELLAS shall be responsible (at its cost) for preparing and submitting all notices, applications, submissions, documents, correspondence or filings necessary to obtain a transfer to BASILEA of the Regulatory Filings (including the payment of any fees payable in connection therewith) with assistance from BASILEA as may be required to effect the transition. For clarity such transfer shall take place as soon as practicable after the Effective Date and during the Transition Period, or in relation to any on-going or future clinical trial of which ASTELLAS is the sponsor as soon as practicable after such trial has been completed. For the avoidance of doubt ASTELLAS will continue to be the sponsor of any existing clinical trials as at the Effective Date.

(c)	ASTELLAS shall or shall procure that any of its Affiliates shall:

(i)	sign any notices, applications, submissions, reports and other instruments, documents, correspondence or filings (any of these a “Document”) that are necessary for (A) the transfer to BASILEA or its designated Affiliate of the Regulatory Filings in the Retained Territory, or (B) maintaining, renewing or varying the Regulatory Filings in the period from the Effective Date until the transfer of the Regulatory Filings in accordance with this Section 3.6, or (C) the transfer of the rights to be transferred under this Agreement to BASILEA;

(ii)	subject to section 3.6(b), [***] provide notice of its consent to the transfer of Regulatory Filings to BASILEA or its designated Affiliate if required by any applicable Regulatory Authority after the Effective Date;

(iii)	provide such reasonable assistance as BASILEA (or its designated Affiliate) may reasonably request, at no cost to BASILEA (or its designated Affiliate), that is necessary to facilitate the transfer of the Regulatory Filings in the Retained Territory to BASILEA (or its designated Affiliate);

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(iv)	after the proposed date of transfer of the Regulatory Filing to BASILEA in accordance with Section 3.6(b), and before the Regulatory Filings related to the Product in the Retained Territory are transferred to BASILEA or its designated Affiliate, ASTELLAS shall hold such Regulatory Filings on trust for BASILEA, and with effect from the Effective Date, shall maintain in force the Regulatory Filings and shall not encumber, amend, cancel or surrender such Regulatory Filings or take any step in relation thereto unless requested to do so by BASILEA or any applicable Regulatory Authority (any such request of a Regulatory Authority is defined as a “Regulatory Request”). Before taking any such step pursuant to a Regulatory Request, ASTELLAS shall act in accordance with any reasonable instruction given by BASILEA in relation to such Regulatory Request unless action is required to be taken urgently by the relevant Regulatory Authority, in which case ASTELLAS shall inform BASILEA of such action as soon as possible thereafter. ASTELLAS shall be entitled to keep a copy of all information or data transferred to BASILEA. BASILEA shall designate a representative to serve as the designated regulatory official for the Product in each country or jurisdiction in the Retained Territory for the purposes of receiving and sending communications from or to respective Regulatory Authorities; and

(v)	ASTELLAS shall be entitled to receive an electronic copy of all final DAA filings relating to the Product made by or on behalf of BASILEA in the EU and in any other country in the Retained Territory where such DAA contains a substantive discrepancy from the DAA in the EU, such copies to be provided at the time of submission or reasonably promptly thereafter in whatever format in which such DAA was submitted. ASTELLAS shall be entitled to make use of any such filings or submissions in relation to the Product in the Territory. BASILEA shall be entitled to receive, electronically, copies of any final DAA filings made by ASTELLAS in the Territory in relation to the Product in whatever format such DAA is submitted. BASILEA shall be entitled to make use of any such filings or submissions in relation to the Product in the Retained Territory.

(d)

ASTELLAS shall draft all submissions to Regulatory Authorities, including all NDAs, for the Product in the Territory and shall draft the electronic Common Technical Document for the EU Aspergillosis MAA as set out in section 2.1(f). Subject to Section 2.1(f), BASILEA shall draft all submissions to Regulatory Authorities including without limitation all Drug Approval Applications for the Product in the Retained Territory. BASILEA shall be given the opportunity to review drafts of submissions in the Territory prior to filing by ASTELLAS or its designated Affiliates. ASTELLAS shall be given the opportunity to review drafts of submissions in the EU or in any other country in the Retained Territory where such submission contains a substantive discrepancy from the submissions in the EU. Each Party agrees to provide such drafts to the other so that the other has a reasonable time to review and comment but, if reasonably possible, not less than [***] prior to any such submission. In return the receiving Party agrees to promptly review and comment on any such draft so that there is no delay in any such submission and if no comments have been received by the Party making the submissions with [***] of sending them to the reviewing Party, the reviewing party shall be deemed to have no comments and the Party making the submission may submit the NDA to Regulatory Authority without further request for comments. Each Party shall also provide the other with a

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copy of all substantive correspondence received from any Regulatory Authority or provided to any Regulatory Authority in relation to the Product, including minutes of all relevant communications with health authorities (calls, meetings, etc.). Each Party shall promptly provide to the other (and in any case within [***] of receiving a Regulatory Approval) written notice of obtaining such Regulatory Approval in any country in the Territory or in the Retained Territory respectively. Each Party shall bear the costs of all regulatory actions and submissions in that Party’s territory.

(e)	Subject to its obligations set out in Section 3.6(d) above, ASTELLAS shall be responsible for conducting meetings, conferences and discussions related to the Products with Regulatory Authorities in each country in the Territory and BASILEA shall be responsible for the foregoing in each country in the Retained Territory. ASTELLAS shall provide BASILEA with reasonable advance notice of all relevant meetings, conferences, and discussions (including, without limitation, FDA advisory committee meetings and any other meeting of experts convened by Regulatory Authorities concerning any topic relevant to the Products) scheduled with Regulatory Authorities in any country in the Territory concerning any pending Drug Approval Application or other regulatory matters relating to the Products promptly after it receives notice of the scheduling of such meeting, conference, or discussion. BASILEA shall be entitled to have reasonable representation present at all such meetings and shall be able to participate in such meetings as observers (in each case only if permitted by the relevant Regulatory Authority), but will be entitled to participate fully in the preparation for such meetings.

(f)	Subject to Section 2.4(c), the JSC shall review and make recommendations to the Parties as to the strategy for any Drug Approval Application, including, to the extent reasonably possible, proposed Product labelling, final Product labelling, and material post Regulatory Approval Product labelling change provided that if a recommendation needs to be made quickly the Parties will make an authorized representative available to make such recommendation outside JSC meetings. Once the JSC ceases to operate such matters will be referred to the Coordination Committee.

(g)	The JSC shall be responsible for recommendations relating to process improvements, pharmaceutical development, chemical development, and regulatory matters supporting the Development of the Product. Once the JSC ceases to operate such matters will be referred to the Coordination Committee

(h)	The JSC shall regularly review the quality assurance status of studies relating to the Product conducted pursuant to the Clinical Development Plan. At the operational level the Parties shall agree on a clinical trial monitoring and auditing plan for each such study. The Parties shall share copies of all relevant documentation including but not limited to monitoring reports, quality assurance reports and other reports related to GCP or quality assurance. The Parties shall share results of all investigator site audits or inspection reports by Regulatory Authorities, the Parties themselves or respective clinical research organizations in relation to such studies as needed or on request. The Parties shall refer to the JSC deviations in quality of any such study or any Third Party vendors that might impact such study outcomes, data integrity, or regulatory acceptability.

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(i)	ASTELLAS shall indemnify BASILEA in full in respect of any loss, damage, claim, cost or expense which BASILEA may incur arising out of:

(i)	the transfer to BASILEA of any of ASTELLAS’ employees, by virtue of the Acquired Rights Directive or any equivalent legislation in any country in the Retained Territory (including under Article 333 of the Swiss Civil Code) as a consequence of the transfer to BASILEA of the Development, Manufacture and Commercialization of the Product in the Retained Territory; and

(ii)	any failure by ASTELLAS on or before the date of such transfer to comply with its legal obligations in respect of any employees that transfer to BASILEA in accordance with (i) above.

Such indemnity shall be subject to the conditions set out in Section 13.2

3.7	Development Costs

(a)	Subject to Sections 2.1 (c) and (d), Clinical Plan Development Costs incurred by the Parties in relation to the Clinical Development Plan attached as at the Effective Date to this Agreement as Exhibit C, [***]. For the avoidance of doubt, if the Clinical Development Plan is amended to include any further studies or activities, the costs for such further studies and activities shall, subject to Section 2.1(c) and (d), be borne by the Parties as may be agreed at the time of amendment to the Clinical Development Plan.

(b)	All costs, including Other Development Costs incurred by ASTELLAS following the Effective Date in relation to the Development of the Product solely for the Territory shall be borne by ASTELLAS.

(c)	All costs including Other Development Costs incurred by BASILEA following the Effective Date in relation to the Development of the Product solely for the Retained Territory shall be borne by BASILEA.

(d)	[***] of the costs including Other Development Costs for activities and studies agreed by the Parties under Section 2.1(d) shall be borne by [***], and [***] of such costs shall be borne by [***].

(e)	The Party requesting reimbursement of Development Costs shall keep records of all of its Development Costs and make them available for inspection by the other Party in accordance with Article 9.

(f)	Within [***] after the end of each Calendar Quarter the Party requesting reimbursement of its Development Costs shall provide the other with records of all of its Development Costs and the Party requesting reimbursement shall calculate any amount due to it from the other in respect of the Development Costs incurred in the preceding Calendar Quarter. The Party requesting reimbursement of its Development Costs shall submit an invoice to the other Party within [***] after the date it provides its records to the other Party relating to the Development Costs it is seeking to have reimbursed and the other Party shall pay such invoice within [***] after its date in CHF to the bank account specified by the receiving Party. Any disagreement as to the amount of such Development Costs shall be resolved in accordance with Article 9.

3.8	Compliance with GLP/GCP/GMP and Applicable Laws

In performing Development activities including the conduct of all clinical trials, each Party shall comply with all applicable laws, regulations and professional standards relating to such activities. In particular, but without limiting the foregoing, all of the Development activities,

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including all tasks specified by the Clinical Development Plan, shall be performed in accordance with GLP, GCP or GMP, to the extent applicable. In case a Party delegates some or all tasks under this Agreement to a Third Party, including but not limited to a clinical research organization, it shall ensure compliance by the delegate accordingly and shall be liable for the actions of the delegate as if its own except that provided BASILEA complies with its obligations under Section 7.5, BASILEA shall not be liable for any failure of any Third Party to comply with GMP after the Original Effective Date.

3.9	Clinical Trial Data and Right of Reference

All human trial data and reports related to human trials for the Product generated after the Original Effective Date by [***] shall be owned by [***] and [***] shall have full use of all such data and reports in perpetuity, free of charge for any purpose related to the Development, Manufacturing, Regulatory Approval and Commercialization of the Product for any country in the Retained Territory. [***] shall own all of the foregoing arising from Development activities undertaken by [***] relating to the Product for any country in the Retained Territory and [***] shall have full use of all such data and reports in perpetuity, free of charge, for any purpose related to the Development, Manufacturing, Regulatory Approval and Commercialization of the Product for any country in the Territory. All study reports, data and database information from such human trials for the Products shall be held by the owning Party and made available in timely fashion to other Party in a standard industry format and media allowing reproducibility and independent analysis. Each Party shall be entitled to reference a Regulatory Approval filed by or on behalf of the other Party for the purposes of making an application for Regulatory Approval for the Product in that Party’s territory. This Section 3.9 is subject to the terms of Section 2.1(c) and (d).

3.10	Pharmacovigilance; Adverse Event Reporting

ASTELLAS shall maintain the global safety database for the Product. ASTELLAS shall provide BASILEA with the access to all relevant information in such database required to fulfil BASILEA’s obligations to Regulatory Authorities in the Retained Territory. The Parties recognize that each party as the holder of Drug Approval Applications and Regulatory Approvals for Products may be required to submit information and file reports to various governmental agencies on Products under clinical investigation, Products proposed for marketing, or marketed Products. Such information must be submitted by “the sponsor” of clinical investigation at the time of initial filing for investigational use in humans and at the time of a request for Regulatory Approval of a new Product or after Launch. In addition, each Party may be required to provide supplemental information on Products at periodic intervals and to report Adverse Event experiences at more frequent intervals depending on the severity of the experience and whether or not the event is unexpected. The Parties shall provide each other with all Adverse Event information and safety-related data on the Product from pre-clinical laboratory, animal toxicology, pharmacology studies, and human studies, in their Control that are necessary for each Party to comply with all applicable laws and regulations. ASTELLAS and BASILEA shall adhere to the Adverse Event reporting procedures set forth in a safety data exchange agreement, which will be agreed to by the Parties prior to the Launch of a Product. Each Party shall bear the out-of-pocket costs and reasonable internal costs of each Party in relation to the establishment and maintenance of the global safety database for the Product in proportion to the number of safety events reported in each Party’s territory.

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3.11	Access and Inspection Rights

Each Party shall, upon the request of the other Party, grant to that other Party, its professional advisers and representatives of any Regulatory Authority, reasonable access on reasonable notice during normal business hours to its sites and documents held at such sites and shall take such action as is reasonably possible and necessary to procure such access to the sites and documents held at such sites of its Third Party sub licensees, sub-contractors and Investigator sites to enable the other Party, its professional advisers and representatives of any Regulatory Authority to inspect, audit and take copies of all material documentation in each case as may be required to enable the other Party to comply with law, to comply with any request of a Regulatory Authority and to prepare for any inspection or audit that may be requested by any Regulatory Authority and in each case in connection with the Development, Regulatory Approval, Manufacturing and Commercialization of the Product for its respective territory. Each Party will provide to the other Party a copy of any report prepared following such access [***] after such report has been prepared.

3.12	Mutual Cooperation

Each Party shall cooperate with and provide reasonable assistance to the other Party to enable that other party to carry out its obligations under this Section 3, save that this will not apply to ASTELLAS in the case of BASILEA’s obligations in Section 3.3 or to BASILEA in the case of ASTELLAS’ obligations in Section 3.2.

ARTICLE 4.

COMMERCIALIZATION

Subject to the provisions of Sections 2.2(b) and 2.6, ASTELLAS will be the Party responsible for Commercialization with respect to all Products in the Territory and BASILEA shall be responsible for all such matters in the Retained Territory. Subject to the provisions of Sections 2.2(b) and 2.6, ASTELLAS shall determine all matters relating to Commercialization of the Product in the Territory including the pricing and reimbursement strategy for the Product in the Territory and BASILEA shall determine all such matters in the Retained Territory. ASTELLAS shall use Commercially Reasonable Efforts to Commercialize the Products in the Territory.

4.1	Product Claims

BASILEA and ASTELLAS (and their respective Affiliates) shall use their Commercially Reasonable Efforts to ensure that (i) they do not make any promotional claim for any Product beyond the scope of the relevant Regulatory Approvals then in effect for the Product and (ii) any such claims shall be consistent with applicable law and regulation; provided that both BASILEA and ASTELLAS may subject to Section 11.3 distribute any other information concerning a Product or its use, including without limitation scientific articles, reference publications and healthcare economic information, in accordance with the applicable laws and regulations.

4.2	Promotional Materials

The Parties shall review, share and discuss (with each Party taking into consideration the other’s reasonable points and comments), through the JSC, their respective promotional strategic plans and brand plans (the “Strategic Brand Plan”). Prior to the implementation of any new promotional or marketing campaign in a Party’s respective territory, such Party shall share, review and discuss (with each Party taking into consideration the other’s reasonable

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

points and comments) with the other Party, through the JSC, samples of the related promotional, training, sales aids and advertising materials. The Parties shall discuss in the JSC joint representation at international congresses or meetings with regard to the Product and sharing the cost of such joint representation but in no circumstances shall either Party prevent the other Party from attending any such international congress or meeting in order for that other Party to promote the Product for its respective territory. Both Parties may display both brand names, trade marks and logos (in the event that each Party uses different brand names, trade marks and logos for the Product in its territory) and company names on promotional, educational and any other materials that refer to the Product at international congresses or meetings or other activities that involve customers from the Territory and the Retained Territory. Each Party must comply with the applicable laws, rules and regulation in relation to the label and promotional materials in any given country within which it proposes to promote the Product.

4.3	Recalls

Any decision to initiate a Recall of a Product in the Territory shall be made by ASTELLAS and in the Retained Territory shall be made by BASILEA and in each case immediately notified to the other Party. The Parties shall promptly and in good faith discuss the reasons therefor. The costs of any such Recall shall be borne by ASTELLAS in the Territory and BASILEA in the Retained Territory.

4.4	Co Promotion

For clarity BASILEA’s co-promotion rights as set out in the Original Agreement are hereby terminated and all associated provisions have been deleted and are of no further effect.

4.5	Ex-territory Activities

In the event that either Party becomes aware of any Third Party being involved in the sale or distribution of the Product in the other Party’s territory, such Party shall inform the other Party of such activity.

ARTICLE 5.

LICENSE GRANT

5.1	Termination of License Grant

The licences granted by each of the Parties under the Original Agreement are hereby terminated and replaced by those set out in this Article 5, save that the rights and obligations of each Party arising prior to the Effective Date under the licences granted pursuant to the Original Agreement shall be governed by the Original Agreement.

5.2	Patent and Know-how Licenses to Conduct Development

Subject to the terms and conditions of this Agreement, BASILEA grants ASTELLAS an exclusive, royalty-bearing, license in the Field in the Territory and a non-exclusive license in the Field in the Retained Territory to the BASILEA Technology to conduct Development of Products (provided that in the case of the license granted in respect of the Retained Territory, such license is limited to conducting Development activities in the Retained Territory solely for purposes relating to the Development of the Product in the Territory as permitted pursuant to this Agreement and for the purposes of carrying out the activities described in the Clinical Development Plan). Notwithstanding the foregoing, BASILEA shall retain all rights under the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

BASILEA Technology in the Retained Territory and shall retain such rights to the BASILEA Technology in the Territory as are necessary to enable it (or any of its Affiliates or Third Parties with which it has contracted) to perform all Development activities relating to the Product in the Retained Territory as permitted pursuant to this Agreement or to exercise the rights granted to it under Section 3.3. Such license shall be sublicenseable by ASTELLAS without the consent of BASILEA to any of ASTELLAS’ Affiliates provided that ASTELLAS notifies BASILEA in writing of such sublicense promptly after it is granted and shall revoke such sublicense upon such an Affiliate ceasing to be an ASTELLAS Affiliate. In all other cases, the right to sublicense under this Section 5.2 is subject to BASILEA’s prior written approval (which will not be unreasonably withheld) provided that such consent will not be required for the purposes of sub-contracting Development activities under this Agreement, in connection with the appointment of Third Party consultants or contract research organizations and other activities which are subcontracted by ASTELLAS in the ordinary course such as medical writing.

5.3	Patent and Know-how Licenses to Conduct Manufacturing

Subject to the terms and conditions of this Agreement, BASILEA grants ASTELLAS an exclusive, royalty-bearing, license in the Field in the Territory and non-exclusive license in the Retained Territory to the BASILEA Technology to make and have made or conduct Manufacturing of Products in accordance with Article 7 (provided that in the case of the license in the Retained Territory, this is limited to enable ASTELLAS solely to Manufacture the Product for use or sale inside the Territory and for the purposes of carrying out the activities in the Clinical Development Plan). Notwithstanding the foregoing during the term of this Agreement, BASILEA shall retain all such rights under the BASILEA Technology in the Retained Territory and shall retain such rights under the BASILEA Technology in the Territory as are necessary to enable it (or any of its Affiliates or Third Parties with which it has contracted) to make, have made the Product inside the Territory for sale in the Retained Territory and perform all Manufacturing activities for which BASILEA is responsible under this Agreement or to exercise the rights granted to it under Section 3.3. ASTELLAS shall have the right to sub-contract such Manufacturing activities to its Affiliates or to Third Parties without the consent of BASILEA for the purposes of enabling ASTELLAS to have the Product made on its behalf or on behalf of its Affiliates and permitted sub licensees. ASTELLAS shall notify BASILEA promptly following the grant of such sublicense identifying the name of the sub licensee.

5.4	Patent and Know-how Licenses to Conduct Commercialization Activities

Subject to the terms and conditions of this Agreement, BASILEA hereby grants to ASTELLAS an exclusive royalty-bearing, license in the Field in the Territory, with the right to grant sublicenses, to the BASILEA Technology to use, sell, have sold, offer for sale, import, export, and distribute or otherwise Commercialize Products. The right to grant sublicenses under this Section 5.4 shall not require any approval by BASILEA if the sublicense is granted to any ASTELLAS Affiliate provided that ASTELLAS notifies BASILEA of such sublicense promptly after it is granted and shall revoke such sublicense upon such an Affiliate ceasing to be an ASTELLAS Affiliate. In all other cases, the right to sublicense is subject to BASILEA’s prior written approval which will not be unreasonably withheld, provided that such consent shall not be required for the purposes of subcontracting Commercialization activities under this Agreement in connection with the appointment of Third Party Consultants and contract sales forces provided that such sub-contracted consultants and contract sales forces do not represent in any country within the Territory more than [***] of the total number of sales force FTEs used by ASTELLAS pursuant to this Agreement in that country, to sell and promote the Product.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

5.5	BASILEA shall have the first right of refusal if ASTELLAS plans to sub-license either the Development or the Commercialization of the Product to a Third Party inside the Territory. If ASTELLAS has made a decision to sub-license either the Development or the Commercialization of the Product to a Third Party in the Territory it shall provide written notice of such decision to BASILEA. BASILEA shall then have a period of [***] to reply to such notice indicating whether or not it would be interested in becoming the sub-licensee of ASTELLAS with regard to the Development or Commercialization activities specified in ASTELLAS’ notice. If BASILEA indicates that it is so interested the Parties will then negotiate in good faith for a period not exceeding [***] from the date of BASILEA’s reply to agree terms for such a sub-license. If (i) the Parties do not reach agreement despite such good faith negotiations or (ii) BASILEA does not respond to ASTELLAS within the [***] period described above or (iii) BASILEA does so respond but does not invoke its negotiation rights under this Section 5.5, then in each case ASTELLAS will have no further obligation to BASILEA under this Section 5.5 with respect to the subject matter of such notice but ASTELLAS shall not be entitled to enter into such sub licence with another Third Party on terms that are overall materially more favourable than those offered to BASILEA without invoking the provisions of this Section 5.5 again.

5.6	ASTELLAS grants to BASILEA in the Retained Territory in the Field, free of charge an exclusive, sub-licensable, irrevocable and perpetual license to (i) ASTELLAS Know-How and (ii) ASTELLAS Patents and (iii) ASTELLAS’ share of its ownership rights in the Joint Patents, in each case existing as at the Effective Date and newly created or invented hereafter by ASTELLAS, its Affiliate or, where permissible, by a Third Party on its behalf, (each of (ii) and (iii) as existing as at the Effective Date specifically identified in Exhibit A), solely for the research, Development, use, import, export, distribution, sale, Manufacture, marketing and Commercialization of the Product for any country in the Retained Territory, provided however, that such license shall become non-exclusive upon expiration of the period corresponding to the Royalty Term. Notwithstanding the foregoing, but subject to Section 5.5, ASTELLAS may license (i) to (iii) above to CROs, CMOs or other Third Parties in order to continue the clinical Development and to Manufacture the Product in the Retained Territory solely for the purpose of use and Commercialization in the Territory.

5.7	Other than in respect of the BASILEA Patents and the BASILEA Know How existing as at the Effective Date, any BASILEA Patents and BASILEA Know How which are necessary or reasonably useful to the research, Development, Manufacture or Commercialization of a Product, newly invented or created after the Effective Date by BASILEA, its Affiliate or, where permissible, by a Third Party on its behalf shall be licensed to ASTELLAS in the Territory, free of charge and on a non-exclusive basis capable of being sub licensed (provided that when granting a sub-license ASTELLAS shall ensure that the sublicensee complies with the terms of this Agreement) for the sole purpose of research, Development, Manufacture or Commercialization of a Product.

5.8	Control by Affiliates

Where any BASILEA Technology or its share in any Joint Patent is Controlled by an Affiliate of BASILEA, BASILEA will procure that such Affiliate grants to ASTELLAS the licenses set out in this Article 5. Where any ASTELLAS Know-How, ASTELLAS Patents or

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

ASTELLAS share of ownership rights in the Joint Patents is Controlled by an Affiliate of ASTELLAS, ASTELLAS will procure that such Affiliate grants to BASILEA the licenses set out in Section 5.6.

5.9	Registration of Licenses

Each Party may, at its sole discretion and at its own expense, register the exclusive and other licenses granted to it under this Agreement with the patent office or any other competent authorities in any country in accordance with the applicable laws in such country. Each Party shall, promptly upon the other Party’s request, provide the other Party such assistance as is necessary for such registration, including applying for such registration on behalf of the requesting Party and signing all necessary documents. Each Party will provide the other Party with a list and description, updated as appropriate, of the licenses it registers pursuant to this Section 5.9.

5.10	Promptly after the Effective Date ASTELLAS shall assign, at its cost, its ownership to (i) the registered trademarks listed in Part 1 of Exhibit K as registered in Retained Territory in those countries in the Retained Territory for which such registered trademarks have not been refused approval for use in relation to the Product (“Trademarks”) as more specifically set out in Exhibit K; (ii) its rights in the Retained Territory in any unregistered trade names, business names, logos, get up and design rights which relate exclusively to the Product in the Retained Territory as listed in Part 2 of Exhibit K; and (iii) all registered domain names listed in Part 3 of Exhibit K as registered in the Retained Territory to BASILEA and shall enter into such documents and assignments as are required in order to effect such transfers.

5.11	Each Party shall be responsible for registering any country specific domain names for its respective territory. ASTELLAS will own all domain names incorporating any trade mark used by ASTELLAS and BASILEA in connection with the Product in both the Territory and the Retained Territory where such domain name is not specific to the territory of the other, for example dotcom domain names. In respect of any such domain name which ASTELLAS intends to cease using and maintaining, it shall first offer such domain name to BASILEA and if BASILEA chooses to accept such domain name, ASTELLAS shall transfer to BASILEA its ownership in such domain name. ASTELLAS will be responsible at its discretion for creating and maintaining any website presence using such domain names which website presence will be focused exclusively on the Territory. Any website controlled by or on behalf of a Party, which is used in connection with the Product, will contain a mechanism for ensuring that any enquiries which relate to the Product in the other Party’s territory are redirected to a website controlled by or on behalf of that other Party containing information about the Product.

ARTICLE 6.

FINANCIAL TERMS

In partial consideration of the licenses and other rights granted by BASILEA to ASTELLAS, pursuant to this Agreement, ASTELLAS will make the payments to BASILEA described in Sections 6.1, 6.2 and 6.3.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

6.1	Milestone Payments by ASTELLAS with respect to the Product

ASTELLAS shall make the following milestone payments (each a “Milestone Payment”) to BASILEA with respect to Product based on achievement of the following milestone events with respect to the Product in the Territory (each a “Milestone Event”):

Milestone Event	Milestone Payment by ASTELLAS in Swiss Francs (CHF)
Aspergillosis

Acceptance of first filing for obtaining Regulatory Approval by the FDA in the United States for a Product with a regulatory label that allows the use of the Product for the primary treatment of invasive aspergillosis

(twelve) 12 million
Regulatory Approval for marketing in the United States by the FDA for a Product with a regulatory label that allows the use of the Product for the primary treatment of invasive aspergillosis	(thirty) 30 million
Candidemia

Acceptance of first filing for obtaining Regulatory Approval by the FDA in the United States for a Product with a regulatory label that allows the use of the Product for the primary treatment of candidemia and invasive candidiasis

[***]

Regulatory Approval for marketing in the United States by the FDA for a Product with a regulatory label that allows the use of the Product for the primary treatment of candidemia and invasive candidiasis

[***]
Sales Milestones
Annual aggregate of Net Sales of Products in the Territory in any Calendar Year exceed for the first time CHF [***]	[***]
Annual aggregate of Net Sales of Products in the Territory in any Calendar Year exceed for the first time CHF [***]	[***]
Annual aggregate of Net Sales of Products in the Territory in any Calendar Year exceed for the first time CHF [***]	[***]
Annual aggregate of Net Sales of Products in the Territory in any Calendar Year exceed for the first time CHF [***]	[***]
Annual aggregate of Net Sales of Products in the Territory in any Calendar Year exceed for the first time CHF [***]	[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Annual aggregate of Net Sales of Products in the Territory in any Calendar Year exceed for the first time CHF [***]	[***]
Annual aggregate of Net Sales of Products in the Territory in any Calendar Year exceed for the first time CHF [***]	[***]
Annual aggregate of Net Sales of Products in the Territory in any Calendar Year exceed for the first time CHF [***]	[***]

Each milestone is payable only once regardless of the number of times the milestone is achieved by one or more Products. If more than one sales milestone is achieved in a single Calendar Year all such milestones will be payable. For example, if in the Calendar Year in which Net Sales of Products in the Territory first exceed CHF [***] Net Sales they also exceed CHF [***] in that same Calendar Year, a total of CHF [***] will be payable to BASILEA.

All amounts payable pursuant to this Section 6.1 (excluding sales milestones) shall be paid within [***] after the first achievement of the relevant milestone. Other than in relation to sales milestones which will be reported in accordance with Section 6.4, ASTELLAS will inform BASILEA promptly after achievement of each Milestone Event and once BASILEA receives such notification it will provide an invoice for such Milestone Payment. Sales milestones will be payable in accordance with Section 6.4. Each Milestone Payment hereunder shall be non creditable and non-refundable. All Milestone Payments shall be paid by wire transfer.

6.2	Royalty Payments

Subject to Section 6.3, ASTELLAS will pay to BASILEA an incremental, tiered royalty equal to the applicable royalty rate set forth below multiplied by the relevant portion of the annual aggregate Net Sales of the Product sold in the Territory as follows:

Aggregate Net Sales in any Calendar Year in the Territory (CHF)	Applicable Percentage of Net Sales
For that portion of Net Sales [***]	[***]
For that portion of Net Sales [***]	[***]
For that portion of Net Sales [***]	[***]

By illustration but not in limitation, where total Net Sales of Product in the Territory in a Calendar Year amount to CHF [***], the royalties shall be calculated as follows: The first CHF [***] is subject to [***], [***] in royalties on that portion of the Net Sales in the Calendar Year. The next CHF [***] is subject to the [***], yielding CHF [***] in royalties on that portion of the Net Sales in the Calendar Year. The total royalty for the Calendar Year calculated under Section 6.2 would be CHF [***] for a grand total for the Calendar Year of CHF [***]. Depending upon the actual facts and circumstances, this total may be subject to further adjustment under Sections 6.3 or 6.5.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

The royalty payments due shall be calculated quarterly based on all Net Sales of Product in the Territory in each Calendar Quarter. Quarterly Net Sales will be calculated and reported in a manner which is consistent with GAAP.

6.3	Royalty Term

Royalties shall be payable on a Product by Product and country by country basis in the Territory until the later of (i) the expiration of the last to expire Valid Claim of a BASILEA Patent claiming the Manufacture or use or sale of the Product in such country (a “Relevant Valid Claim”), or (ii) [***] following the Launch Date of the first Product in such country (such period of time, the “Royalty Term”) where there is no Relevant Valid Claim. Royalties shall be paid at the rate set forth in Section 6.2 during the Royalty Term, except in a given country where (A) no Relevant Valid Claim exists during a Calendar Quarter for which royalties are being calculated under Section 6.2, and (B) Market Exclusivity does not exist for such Product in such country; or (C) a Relevant Valid Claim exists during the relevant Calendar Quarter but (D) nevertheless Market Exclusivity does not exist for such Product in such country; or (E) a Relevant Valid Claim exists during the relevant Calendar Quarter but only under a Joint Patent. If the conditions of (A) and (B); or (C) and (D); or (E) are satisfied, then the royalty rates set forth in Section 6.2 shall be reduced for sales of that Product occurring in that country during such Calendar Quarter by [***] of the applicable royalty rate set out in Section 6.2 and ASTELLAS shall have the option on giving written notice to BASILEA of (i) paying the reduced royalties; or (ii) terminating this Agreement in the relevant country provided that such reduction shall not apply in circumstances where (C) and (D) are satisfied if the Relevant Valid Claim for the purposes of (C) is a claim contained in any BASILEA Core Patent (in which case the full royalty will continue to apply). In addition, if the conditions of (A) and (B) or (C) and (D) are satisfied in any country in the Territory then Net Sales in those countries will not be included for the purpose of calculating the applicable royalty tier, except in circumstances where (C) and (D) are satisfied, if the Relevant Valid Claim for the purposes of (C) is a claim contained in any BASILEA Core Patent (in which case the Net Sales in those countries will be included in calculating the applicable royalty tier).

6.4	Payment of Royalties

Within [***] after the end of each Calendar Quarter for which royalty fees are payable by ASTELLAS to BASILEA with respect to Net Sales in the Territory pursuant to Section 6.2, ASTELLAS shall submit to BASILEA a report, on a country by country basis, providing in reasonable detail an accounting of all Net Sales (including an accounting of all unit sales of Product) made during such Calendar Quarter and the calculation of such applicable royalty fees under Section 6.2. After submission of such report BASILEA will issue an invoice to ASTELLAS and ASTELLAS shall pay BASILEA all royalties payable by it under Section 6.2 and any applicable sales milestones due pursuant to Section 6.1 as indicated in the report by wire transfer within [***] after the date of the invoice. ASTELLAS will pay BASILEA royalties on Net Sales of each Product invoiced by ASTELLAS, its Affiliates and its sub-licensees at the rates shown in Section 6.2 above. In addition, within [***] after the end of each calendar month, ASTELLAS shall report to BASILEA its Net Sales in the Territory on a country by country basis for such month.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

6.5	Third Party Royalties

If a Product is being sold in any country within the Territory with respect to which a Third Party owns or Controls a patent that is infringed by the Development, Manufacture, use or sale of a Product, and such Third Party is entitled to receive royalties or other sums pursuant to a patent license required in order to Develop, make, use or sell a Product (not including Third Party License Fees paid as Development Costs or Manufacturing Costs), then ASTELLAS shall be entitled to offset up to [***] of any royalty or other sum paid to such Third Party against amounts due to BASILEA pursuant to Sections 6.2, provided, however, that in no event shall the royalty due to BASILEA pursuant to Section 6.2 be reduced by means of such offset to [***] of the royalty otherwise payable thereunder.

6.6	ASTELLAS’ Rights Upon Expiration of Royalty Term

Upon expiration of the Royalty Term for a Product in a country as described above, but not termination in accordance with Section 6.3 (ii), ASTELLAS shall thereafter have an irrevocable, fully paid-up, non-exclusive license under the BASILEA Technology to make, have made, use, sell, offer for sale, have sold and import that Product in that country.

6.7	Foreign Exchange

All payments to be made by ASTELLAS to BASILEA shall be made in Swiss Francs (CHF) to a BASILEA bank account nominated by BASILEA. Royalty fee payments by ASTELLAS to BASILEA shall be converted to Swiss Francs based on the average of the daily 2:15 pm (CET) spot rate as published by the Central European Bank for the respective currency and for the given period. This method of conversion shall be used in any currency conversions made by ASTELLAS under this Agreement.

6.8	Value Added Tax

All payment amounts under the Agreement are exclusive of value added tax. Value added tax shall be added to such payment amounts as applicable.

ARTICLE 7.

MANUFACTURE AND SUPPLY

7.1	Manufacturing for Development

Subject to the remaining provisions of this Article 7, BASILEA shall be responsible for managing such Manufacturing of Product for clinical Development supply both in the Territory and in the Retained Territory as is ongoing and planned as at the Effective Date in accordance with the Manufacturing Plan in order to finish all activities contained in the Clinical Development Plan (“Development Manufacturing”).

7.2	Initial Commercial Manufacturing

Subject to the remaining provisions of this Article 7, BASILEA shall be responsible for managing such Manufacturing of Product for initial commercial bulk supply (Drug Substance and bulk Drug Products) both in the Territory and in the Retained Territory as is specified in the Manufacturing Plan (“Initial Commercial Manufacturing”) and each Party shall be responsible for labelling and packaging such bulk supply for its respective territory in accordance with Section 7.9 below.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

7.3	Manufacturing for Commercial supply

Subject to Sections 7.2 and 7.5, ASTELLAS shall be responsible for and shall manage the manufacturing of commercial supply of Product for distribution in the Territory in accordance with Section 7.13 (“ASTELLAS Commercial Manufacturing”). Subject to the remaining provisions of this Article 7, BASILEA shall be responsible for and shall manage the manufacturing of commercial supply of Product for distribution in the Retained Territory (“BASILEA Commercial Manufacturing”).

7.4	Joint Manufacturing SubCommittee and Manufacturing Plan

A joint manufacturing subcommittee has been established in accordance with Original Agreement and will continue to operate in accordance with Article 2 (“the Joint Manufacturing Subcommittee”). The Parties have agreed upon a Manufacturing plan (including budget for applicable Manufacturing Costs), which covers all of the Manufacturing activities which the Parties plan to carry out (including a forecast for the next [***] of the estimated requirements of materials for the Territory and the Retained Territory so as to enable the Parties to plan Manufacturing activities) and the roles and responsibilities of each Party in relation to such Manufacturing activities (“the Manufacturing Plan”), a copy of which is attached as Exhibit F. The Manufacturing Plan may be amended from time to time pursuant to recommendations by the Joint Manufacturing Subcommittee and approval of the Parties.

7.5	Contract Manufacturing

The Parties acknowledge that BASILEA shall use contract manufacturing organizations to supply and store the Product for Development Manufacturing and for Initial Commercial Manufacturing. BASILEA shall not change the contract manufacturing organizations being used for Development Manufacturing or Initial Commercial Manufacturing as at the Effective Date. BASILEA shall not appoint any new contract manufacturing organizations for such Manufacturing in accordance with Sections 7.1 and 7.2 without the prior written consent of ASTELLAS (not to be unreasonably delayed or withheld). Subject to ASTELLAS exercising its right to Manufacture pursuant to Section 7.13, BASILEA will maintain all of the Manufacturing Agreements in full force and effect until the ASTELLAS Launch Date and will continue to maintain the Extended Manufacturing Agreements until [***]. Each Party will cooperate with the other to ensure successful transfer of technology related to Manufacturing as soon as reasonably practicable following the Effective Date and as set forth in the Transition Overview as to be agreed in the Transition Plan. BASILEA shall not be required to assign any Manufacturing Agreements to ASTELLAS at the time ASTELLAS assumes responsibility for ASTELLAS Commercial Manufacturing in accordance with Section 7.13 and BASILEA shall be entitled to retain such Manufacturing Agreements as it may require in order to establish its own independent BASILEA Commercial Manufacturing. To the extent that BASILEA does not wish to retain any Manufacturing Agreement which covers Product for the Territory, it will notify ASTELLAS as soon as practicable after such decision has been taken and offer to assign such Manufacturing Agreement to ASTELLAS, provided such Agreement is assignable. If ASTELLAS accepts an assignment of the relevant Manufacturing Agreement then BASILEA shall assign it to ASTELLAS.

7.6

BASILEA shall at ASTELLAS’ sole cost and risk do each act and thing reasonably requested by ASTELLAS to enable performance of the Manufacturing Agreements in relation to all Development Manufacturing and all Initial Commercial Manufacturing for the Territory, and of the Extended Manufacturing Agreements in relation to the ASTELLAS Commercial

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Manufacturing for the Territory, if applicable, to provide for ASTELLAS the benefit of the Manufacturing Agreements in relation to such Manufacturing activities for the periods specified in Section 7.5. Such obligations shall include enforcing any rights or obligations which BASILEA may have against the Third Party to a Manufacturing Agreement as required by ASTELLAS and at ASTELLAS’ sole cost and expense. All Product ordered by BASILEA pursuant to the Manufacturing Agreements on behalf of ASTELLAS in relation to all Development Manufacturing and all Initial Commercial Manufacturing for the Territory and the basis upon which BASILEA shall provide such services, shall be done so on the following terms:

(a)	ASTELLAS shall assume risk in and take title to the Product in accordance with the terms of the relevant Manufacturing Agreement and BASILEA shall not assume any risk or take title to any Product at any time;

(b)	ASTELLAS will indemnify BASILEA against any loss, liability, damages, costs and expenses that BASILEA may suffer or incur as a result of any claim by the Third Party to the relevant Manufacturing Agreement under the relevant Manufacturing Agreement as it relates to Product Manufactured in accordance with this Section 7.6;

(c)	ASTELLAS shall be responsible for, and bear all costs of and associated with shipment and delivery of the Products as specified in the Manufacturing Agreement;

(d)	Orders shall be placed by BASILEA with the relevant Third Party to the relevant Manufacturing Agreement upon receipt (i) by ASTELLAS from BASILEA of a work order; and (ii) by BASILEA from ASTELLAS of written confirmation of acceptance of such order;

(e)	the scope of services provided to ASTELLAS under the relevant Extended Manufacturing Agreements are no greater than the scope of services available to BASILEA under such agreement; and

(f)	in the event of conflicting priorities between ASTELLAS and BASILEA in relation to Product from the relevant Third Party to the Manufacturing Agreement, BASILEA’s requirements shall take priority, provided always that any order of ASTELLAS subjugated as a result is thereafter given priority over any subsequent order of BASILEA.

ASTELLAS will negotiate in good faith with the Third Party to the relevant Manufacturing Agreement or an alternative Third Party supplier with the intention of concluding its own direct terms with any such Third Party supplier for the services provided under the Extended Manufacturing Agreements.

BASILEA shall not be required to make such services available to ASTELLAS in respect of the Extended Manufacturing Agreements where ASTELLAS has been offered and unreasonably refuses to accept or unreasonably delays in accepting an agreement with another Third Party supplier on commercial terms.

7.7	Manufacturing Costs

BASILEA shall pass through its Manufacturing Costs (provided such costs are consistent with the Manufacturing Plan and provided they are either in connection with ongoing Manufacturing activities as at the Effective Date and as set out in the budget attached to the Manufacturing Plan in relation to the Development Manufacturing, or Initial Commercial

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Manufacturing for the Territory, or otherwise only relate to the Product for the Territory or otherwise approved in writing by ASTELLAS) to ASTELLAS and ASTELLAS will reimburse BASILEA for such Manufacturing Costs, plus a mark-up of [***] (except in relation to BASILEA’s internal costs for which the mark-up will be [***] If any unexpected Manufacturing Costs (arising from Manufacturing activities conducted in accordance with the Manufacturing Plan) are incurred by BASILEA in excess of the costs set out in the budget, such Manufacturing Costs shall be discussed in good faith by the Joint Manufacturing Subcommittee and ASTELLAS shall not unreasonably withhold its consent with regard to the approval of such increased Manufacturing Costs. Within [***] after the end of each Calendar Quarter, BASILEA shall provide ASTELLAS with an invoice for such Manufacturing Costs to which it is entitled to reimbursement pursuant to this Section 7.7, including any permitted mark-up. ASTELLAS will pay each such invoice within [***] after the date of the invoice.

7.8	ASTELLAS shall be responsible for and bear all costs, risk and liability for distribution management for supply of Product for the purposes of the Development Manufacturing and for ASTELLAS Commercial Manufacturing, in accordance with GDP.

7.9	Labelling and Packaging. ASTELLAS shall be responsible for and manage all manufacturing activities relating to the labelling and primary and secondary packaging of the Product for distribution in the countries in the Territory and, subject to Section 7.10, BASILEA shall be responsible for and manage all manufacturing activities relating to the labelling and primary and secondary packaging for the Product for distribution in the countries in the Retained Territory either directly or in accordance with the terms of Section 7.10. Subject to Section 7.10, ASTELLAS and BASILEA will use their respective Commercially Reasonable Efforts to negotiate and agree, as soon as reasonably practicable after the Effective Date, their own terms (including commercial supply and quality terms) with [***] (or any other Third Party supplier) for separate contracts for the manufacture and supply of such labelling and primary and secondary packaging for the oral formulation for the Product in their respective territories, and, in the case of ASTELLAS, an agreement to cover both territories pursuant to which it can provide services to BASILEA as further specified in Section 7.10 (the “Global [***] Agreement”). With effect from the Effective Date, ASTELLAS shall provide such reasonable assistance as BASILEA shall reasonably request in order to enable BASILEA to enter into an agreement, on commercial terms, with [***] for the labelling and primary and secondary packaging of the Product in the Retained Territory.

7.10	In the event that, despite BASILEA using its Commercially Reasonable Efforts to negotiate a separate agreement with [***] for the Retained Territory, BASILEA is unable to finalise such an agreement with [***] (or another Third Party) in time to enable inclusion of [***] in the submission of the EU Aspergillosis MAA in accordance with the timelines set out in Section 2.1(f), ASTELLAS agrees to make available to BASILEA the services provided by [***] pursuant to and under the terms of the Global [***] Agreement until [***] or such earlier date that BASILEA is able to secure an alternative supplier for such services and notify EMA, provided that:

(i)	[***] enters into its proposed Global [***] Agreement with ASTELLAS;

(ii)	BASILEA shall assume risk in and take any title to the Product packaged and labelled for the Retained Territory in accordance with the terms of the Global [***] Agreement and ASTELLAS shall not assume any risk or take title to any Product so packaged and labelled at any time;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

(iii)	BASILEA receives a QP Declaration from [***] in relation to the Product for the Retained Territory prior to filing of the EU Aspergillosis MAA and enters into a direct quality agreement with [***] prior to Launch of the Product within the Retained Territory;

(iv)	BASILEA shall be responsible for, and bear all costs of and associated with packaging, labelling, shipment and delivery of the Products packaged and labelled for the Retained Territory as specified in the Global [***] Agreement;

(v)	if [***] consents, BASILEA will deal directly with [***] as to its requirements and the process of ordering and paying and BASILEA will indemnify ASTELLAS against any loss, liability, damages, costs and expenses that ASTELLAS may suffer or incur as a result of any claim by [***] under the Global [***] Agreement as a result any such dealings by BASILEA;

(vi)	the scope of services provided to BASILEA under the Global [***] Agreement are no greater than the scope of services available to ASTELLAS under such agreement;

(vii)	BASILEA shall be responsible for negotiating and agreeing the content of the label with the appropriate Regulatory Authorities for the Retained Territory;

(viii)	BASILEA will be responsible for providing [***] directly with all printed materials that [***] requires to deliver the services to BASILEA;

(ix)	to the extent necessary, BASILEA will bear the cost of any additional packaging validations solely required for the Retained Territory; and

(x)	in the event of conflicting priorities between ASTELLAS and BASILEA in relation to orders from [***], ASTELLAS requirements shall take priority, provided always that any order of BASILEA subjugated as a result is thereafter given priority over any subsequent order of ASTELLAS.

BASILEA will negotiate in good faith with [***] or alternative Third Party suppliers with the intention of concluding its own direct terms with [***] or any such Third Party supplier.

ASTELLAS shall not be required to make such services available to BASILEA where BASILEA has been offered and unreasonably refuses to accept or unreasonably delays in accepting an agreement with [***] or another Third Party supplier on commercial terms.

BASILEA shall not name ASTELLAS as a commercial Manufacturer of the Product in the Manufacturing section of the EU Aspergillosis MAA and the Manufacturing section any other MAA in the Retained Territory.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

7.11	With effect from the Effective Date and during the Transition Period, each Party shall provide to the other such reasonable assistance as the other Party shall reasonably request to enable the other Party to obtain commercial terms for respective manufacturing services with any Third Party manufacturer where such Party providing the assistance has or is to have an executed manufacturing agreement with such Third Party manufacturer (such assistance to include but not be limited to providing a copy of any manufacturing agreement or the principal terms thereof to the extent expressly permitted in writing by the Third Party).

7.12	BASILEA shall order within [***] of the Effective Date and ASTELLAS shall accept such order for one full QA-released Drug Substance batch [***] ASTELLAS shall supply such Drug Substance under such order within [***] of the date of such order by delivery to a location to be specified by BASILEA. Such batch was manufactured under BASILEA’s contracts with the Third Party Manufacturers and therefore will be sold “as is” and ASTELLAS shall not have any liability to BASILEA in connection with such batch.

7.13	ASTELLAS’ Right to Manufacture

Notwithstanding Sections 7.1 and 7.2, ASTELLAS shall have the right to take over the responsibility and management of some or all of the Manufacturing activities (other than the BASILEA Commercial Manufacturing activities) at any time after the Effective Date upon [***] notice to BASILEA and in any event shall, subject to Section 7.5, take over the responsibility and management of the Manufacturing (other than the BASILEA Commercial Manufacturing) no later than the ASTELLAS Launch Date.

7.14	Access

Each Party shall provide letters of access allowing access for the other Party to its production sites or to the extent possible those of its Third Party sub-contractors, in each case where Product has been manufactured for the other Party, in order to enable the other Party to visit and audit the Manufacturing and any documentation relating to the Product or its Manufacturing maintained at such site to the extent necessary or required by applicable law or the requirements of any Regulatory Authority or to prepare for any investigation or inspection that may be carried out by any Regulatory Authority, whether or not such investigation or inspection has been requested.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

7.15	Transfer of Technology

BASILEA agrees to make a technical transfer of any BASILEA Know How relating to the Manufacture of the Product to ASTELLAS reasonably in advance of the time ASTELLAS assumes responsibility for ASTELLAS Commercial Manufacturing as further detailed in Section 7.3 above. BASILEA agrees to make a technical transfer of any BASILEA Know How created after the Effective Date relating to the Manufacturing of the Product to ASTELLAS within such time as is reasonably practicable after creation of such Know-How or upon BASILEA becoming aware of the existence of such Know How. ASTELLAS agrees to make a technical transfer of any ASTELLAS Know How relating to the Manufacturing of the Product to BASILEA within such time as is reasonably practicable after creation of such Know-How or upon ASTELLAS becoming aware of the existence of such Know How. For the avoidance of doubt, the technical transfer pursuant to this Section 7.15 does not imply a transfer of ownership of Know How that is licensed pursuant to Article 5 of this Agreement.

7.16	Specifications

The Specifications for Manufacturing will be determined initially by agreement of the Parties. If either Party wishes to modify the Specifications, including as is necessary to comply with all relevant laws and regulatory requirements, it shall discuss such modifications in advance with the other Party and shall take into consideration such reasonable points and comments made by the other Party, but in any event it shall have the right to modify the Specification as is necessary to comply with all relevant laws and regulatory requirements or as it deems necessary or appropriate for its territory provided that such Party has put in place a separate supply and quality agreement with the applicable Third Party manufacturer.

7.17	Label

To the extent permitted by law, the name of BASILEA shall appear on all package inserts and the outside of the final secondary packaging for each Product in each country in the Territory, in a manner approved by the Parties.

7.18	Capital Investments for Manufacturing and Equipment

In the event that in ASTELLAS’ reasonable opinion, capital investments are necessary to Manufacture the Product for the Territory and a contract manufacturer is not willing to assume such investments, ASTELLAS shall make such investments as may be necessary to Manufacture the Product for the Territory. ASTELLAS shall procure that equipment owned by ASTELLAS which is (a) located at a Third Party manufacturer, and (b) used by that Third Party manufacturer in connection with the manufacture of the Product, may be used by that Third Party manufacturer on behalf of BASILEA to manufacture the Product for BASILEA for the Retained Territory either pursuant to ASTELLAS’ agreement with such Third Party Manufacturer or pursuant to BASILEA’s agreement with such Third Party manufacturer for the Product without liability on ASTELLAS’ part with respect to such use. BASILEA shall procure that equipment owned by BASILEA which is (i) located at a Third Party manufacturer, and (ii) used by that Third Party manufacturer in connection with the manufacture of the Product, may be used by that Third Party manufacturer on behalf of ASTELLAS to manufacture the Product for ASTELLAS for the Territory either pursuant to BASILEA’s agreement with such Third Party Manufacturer or pursuant to ASTELLAS’ agreement with such Third Party manufacturer for the Product without liability on the part of BASILEA with respect to such use. Each Party shall be entitled to charge the other for use of its equipment purchased after the Effective Date in accordance with the remaining provisions of this Section 7.18. The charges to be borne by each Party are to be calculated as follows: out-of-pocket capital expenditures for equipment made by the Party divided by [***] with ASTELLAS bearing [***] and BASILEA bearing [***] in each instance, payable on an annual basis starting at [***] after the Effective Date but such costs payable only for so long as such equipment is used and up to [***], as more particularly set out in Exhibit N. In the event of conflicting priorities between the use of equipment by ASTELLAS and BASILEA, the requirements of the Party that owns the equipment shall take priority over the other Party’s requirements, provided always that any use of that equipment by the other Party subjugated as a result of the owning Party’s use, is thereafter given priority over any subsequent use requirement of the owning Party.

7.19

Any dispute with regard to any proposed amendment to the Manufacturing Plan or any other dispute in relation to Manufacturing will be referred to the Parties for resolution. If the Parties are unable to resolve such dispute within [***] of such dispute arising, then, ASTELLAS shall have the final say with regard to all matters regarding implementation of the

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Manufacturing Plan with respect to the supply of Product solely for the Territory and BASILEA shall have the final say with regard to all matters regarding implementation of the Manufacturing Plan with respect to the supply of Product solely for the Retained Territory. In relation to any other dispute that applies to the Manufacturing and supply of Product for both the Territory and the Retained Territory, if the Parties are unable to resolve such dispute within [***] of such dispute arising, then the matter will be resolved in accordance with Article 14.

7.20	If there is any shortage of supply in or loss or destruction of the Product after the Effective Date, then the Parties shall cooperate with each other and provide each other with such reasonable assistance to avoid interruption in supply where it is possible.

ARTICLE 8.

REPRESENTATIONS AND COVENANTS

8.1	Mutual Representations and Warranties

Each Party represents and warrants to the other as of the Effective Date hereof that:

(a)	Corporate Power. It is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof.

(b)	Due Authorization. It is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate action.

(c)	Binding Agreement. This Agreement is legally binding upon it and enforceable against it in accordance with its terms. The execution, delivery and performance of this Agreement by it does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any material law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

(d)	Intellectual Property. (i) To its knowledge, it has sufficient legal and/or beneficial title under its intellectual property rights necessary for the purposes contemplated under this Agreement and to grant the rights contained in this Agreement; and (ii) it has not received any material written communications alleging that the conduct of the Parties’ responsibilities as currently proposed under this Agreement would violate any of the intellectual property rights of a Third Party.

8.2	Additional BASILEA Warranties

The Parties acknowledge that the Additional Basilea Warranties as set out below given by Basilea to Astellas pursuant to the Original Agreement continue to remain in force and effect and given by reference to the facts and matters existing as at the date of the Original Agreement except as otherwise indicated.

(a)	Intellectual Property

(i)	BASILEA and its Affiliates have not previously granted any right, license or interest in or to the BASILEA Technology, or any portion thereof, that is in conflict with the rights or licenses granted to ASTELLAS under this Agreement;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

(ii)	the rights or licenses granted to ASTELLAS under this Agreement are not subject to any right, license or interest by any government due to funding obtained with respect to Products or clinical trials carried out in government owned hospitals;

(iii)	as at the Effective Date, save as already disclosed to ASTELLAS as set out set out in Exhibit O, there are no pending proceedings in any court, arbitration, patent office, administrative or other tribunal which are concerned with the ownership of any of the BASILEA Technology and as far as BASILEA and its Affiliates are aware as of the Effective Date, there are no pending proceedings in any court, arbitration, patent office, administrative or other tribunal which are concerned with the validity of any of the BASILEA Technology (other than any pending BASILEA Patent applications), and, in either case, as far as BASILEA and its Affiliates are aware as of the Effective Date, there are no material facts which are likely to give rise to any such proceedings;

(iv)	as far as BASILEA and its Affiliates are aware as of the Effective Date, no Third Party is (i) infringing or is threatening to infringe any of the BASILEA Technology or (ii) is making or threatening to make unauthorized use of the BASILEA Technology;

(v)	the details of the BASILEA Patents that are set out in Exhibit B are correct in all material respects. Without derogation from the generality of the foregoing, the BASILEA Patents are subsisting and all applications for BASILEA Patents indicated in Exhibit B as pending are pending;

(vi)	it (or one of its Affiliates) is the legal and beneficial owner or applicant for registration of each of the BASILEA Patents set forth in Exhibit B;

(vii)	the BASILEA Technology are the only intellectual property rights owned by, licensed to or used by BASILEA or its Affiliates in relation to the Product in the Territory; and as far as BASILEA and its Affiliates are aware as of the Original Effective Date, no intellectual property rights other than the BASILEA Technology are required in order to develop, manufacture, use, import and/or sell or commercialize the Product in the Territory (except as disclosed to ASTELLAS by BASILEA prior to the Original Effective Date or in the Disclosure Letter);

(viii)	all actions required to be taken before the Original Effective Date to prosecute and maintain the BASILEA Patents (including payment of all applicable annuities due and payable before such date) have been taken or paid;

(ix)	the BASILEA Technology are not and, during the term of this Agreement, will not become subject to any rights granted in favour of a Third Party, including a charge, lien or other encumbrance, which would conflict with the rights or licenses of ASTELLAS hereunder;

(x)

as of the Original Effective Date, BASILEA and its Affiliates have not received from a Third Party notice that the research, Development, Manufacture, sale or use of the Products would infringe any intellectual property rights of such Third Party and as far as BASILEA and its Affiliates

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

are aware as of the Original Effective Date, no action, suit or claim has been initiated or, threatened against BASILEA or any of its Affiliates with respect to the BASILEA Technology or BASILEA’s right to enter into and perform its obligations under this Agreement and as far as BASILEA and its Affiliates are aware as of the Original Effective Date, there are no material facts which are likely to result in a judgment of infringement of any Third Party intellectual property rights (except as disclosed to ASTELLAS by BASILEA prior to the Original Effective Date or in the Disclosure Letter);

(xi)	that there are no Third Party License Fees due to any Third Parties in connection with any research, Development, Manufacture or Commercialization of the Product conducted before the Original Effective Date.

(b)	Marketing Authorizations/Regulatory

(i)	the Regulatory Filings listed in Exhibit I of the Original Agreement are the material regulatory filings or approvals held by BASILEA or its Affiliates in relation to the Development, Manufacturing, marketing and sale of the Products in the Territory;

(ii)	all clinical trials for the Products conducted by or on behalf of BASILEA or its Affiliates and included in BASILEA’s or its Affiliates Regulatory Filings have been carried out in all material respects in accordance with all applicable laws and regulations including GCP to the extent required to satisfy the requirements of the relevant Regulatory Authorities;

(iii)	BASILEA or its Affiliates have disclosed to ASTELLAS all Serious Adverse Events relating to Products as far as BASILEA and its Affiliates are aware as of the Original Effective Date;

(iv)	BASILEA and its Affiliates have not knowingly withheld from any Regulatory Authority any material information in the possession of BASILEA or its Affiliates related to the safety, toxicity, quality or efficacy of the Products (a) that has been requested by a Regulatory Authority, or (b) that a biopharmaceutical company would reasonably consider to be material for a Regulatory Authority’s evaluation of the safety, toxicity, quality and/or efficacy of the Products;

(v)	neither BASILEA nor its Affiliates nor any of its or their officers, agents or employees (during the course of their duties) in relation to researching and Developing the Product in the Territory has done or omitted to do anything which is a material contravention of any applicable law or regulation in the Territory;

(vi)	it has disclosed to ASTELLAS all results in the knowledge or possession of BASILEA or its Affiliates which are considered complete and quality checked arising from all clinical trials that have been started (i.e. in which patients have been enrolled) by or on behalf of BASILEA or its Affiliates relating to the Product whether discontinued or completed;

(vii)	BASILEA or its Affiliates has the right to refer to and use any data that has been created by the manufacturers of the Product in connection with the use and registration of the Product and that ASTELLAS will have the same rights under this Agreement;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

(c)	General

(i)	neither BASILEA nor any BASILEA Affiliate is engaged in any litigation, opposition or arbitration proceedings affecting or relating to the Products anywhere in the world (including but not limited to claims relating to product liability) as plaintiff or defendant and, as far as BASILEA and its Affiliates are aware as at the Original Effective Date, there are no such proceedings pending or threatened by or against BASILEA or any BASILEA Affiliate and as far as BASILEA and its Affiliates are aware as of the Original Effective Date, there are no material facts which are likely to result in a material judgment against BASILEA or any BASILEA Affiliate relating to the Products;

(ii)	BASILEA and its Affiliates have not knowingly withheld from ASTELLAS any material information in the possession of BASILEA or its Affiliates relating to the safety, toxicity, quality or efficacy of the Products (a) that has been requested by ASTELLAS, or (b) that a biopharmaceutical company would reasonably consider to be material to ASTELLAS’ evaluation of the safety, toxicity, quality and/or efficacy of the Product;

(iii)	as at the Effective Date, BASILEA and its Affiliates have not knowingly withheld from ASTELLAS any material CMC Information in the possession of BASILEA or its Affiliates regarding the Products (a) that has been requested by ASTELLAS, or (b) that a biopharmaceutical company would reasonably consider to be material to ASTELLAS’ evaluation of the quality of the Product;

(iv)	all necessary consents, approvals and authorizations of all governmental authorities and other persons or entities required to be obtained by BASILEA or its Affiliates in order to enter into this Agreement have been obtained;

(v)	as far as BASILEA is aware, no export control license is required (a) in order to enter into this Agreement, (b) to transfer the BASILEA Technology to ASTELLAS, (c) for ASTELLAS to purchase any Products, or (d) in order to enable ASTELLAS to exercise its rights under this Agreement; and

(vi)	all information of which BASILEA is aware and which BASILEA reasonably considers to be material to ASTELLAS’ decision to enter into this Agreement has been made available to ASTELLAS.

(d)	Materials and Agreements

(i)	the Materials have been Manufactured, packaged, stored and labelled (as applicable) in accordance with (a) all applicable laws and regulations including GMP; and (b) the Specifications.

(ii)	the Development Agreements and the Manufacturing Agreements are in full force and effect and, BASILEA is not in material breach of any obligation under such agreement and as far as BASILEA is aware, no other party to any such agreement is in material breach of any obligation under such agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

(iii)	as at the Effective Date, the Manufacturing Agreements (excluding the warehousing agreement identified as such on Exhibit E) are in full force and effect and, BASILEA is not in material breach of any obligation under such agreement and as far as BASILEA is aware, no other party to any such agreement is in material breach of any obligation under such agreement.

8.3	ASTELLAS Additional Warranties

ASTELLAS hereby represents and warrants to BASILEA as of the Effective Date that:

(a)	ASTELLAS or its Affiliates have disclosed to BASILEA all Serious Adverse Events relating to Products as far as ASTELLAS and its Affiliates are aware as of the Effective Date;

(b)	ASTELLAS and its Affiliates have not knowingly withheld from any Regulatory Authority any material information in the possession of ASTELLAS or its Affiliates related to the safety, toxicity, quality or efficacy of the Products (a) that has been requested by a Regulatory Authority, or (b) that a biopharmaceutical company would reasonably consider to be material for a Regulatory Authority’s evaluation of the safety, toxicity, quality and/or efficacy of the Products;

(c)	it has disclosed to BASILEA all results in the knowledge or possession of ASTELLAS or its Affiliates which are considered complete and quality checked arising from all clinical trials that have been started (i.e. in which patients have been enrolled) by or on behalf of ASTELLAS or its Affiliates relating to the Product whether discontinued or completed;

(d)	ASTELLAS and its Affiliates have not knowingly withheld from BASILEA any material information in the possession of ASTELLAS or its Affiliates relating to the safety, toxicity, quality or efficacy of the Products (a) that has been requested by BASILEA, or (b) that a biopharmaceutical company would reasonably consider to be material to BASILEA evaluation of the safety, toxicity, quality and/or efficacy of the Product; and

(e)	ASTELLAS and its Affiliates have not knowingly withheld from BASILEA any material CMC Information in the possession of ASTELLAS or its Affiliates regarding the Products (a) that has been requested by BASILEA, or (b) that a biopharmaceutical company would reasonably consider to be material to BASILEA’s evaluation of the quality of the Product.

8.4	No Debarment

In the course of the Development of Product pursuant to this Agreement, such Party has not used, and during the term of this Agreement will not use, any employee or consultant that is debarred by any Regulatory Authority or, to the best of such Party’s knowledge, is the subject of debarment proceedings by any Regulatory Authority. If either Party learns that any employee or consultant performing on its behalf under this Agreement has been debarred by any Regulatory Authority, or has become the subject of debarment proceedings by any Regulatory Authority, such Party shall promptly notify the other Party and shall prohibit such employee or consultant from performing on its behalf under this Agreement.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

8.5	Disclaimer

Each Party understands that the Products are the subject of ongoing clinical research and development and that neither Party can assure the safety and usefulness of the Product. Neither Party makes any express or implied representation or warranty except as set forth in this Article 8, including without limitation any representation or warranty of the validity or scope of its patent rights or that the manufacture, use or sale of the Product will not infringe the patent rights of Third Parties. Neither Party makes any warranty for the value, adequacy, freedom from fault of, or quality, efficiency, characteristics or usefulness of, or merchantability or fitness for a particular purpose of any Product.

8.6	Specific Indemnity

BASILEA shall indemnify ASTELLAS in full in respect of any loss, damage, claim, cost or expense which ASTELLAS may incur arising out of any claim that may be brought by [***] in relation to the matters disclosed in the Disclosure Letter. Such indemnity shall be subject to the conditions set out in Section 13.2.

ARTICLE 9.

RECORDS AND AUDIT

9.1	Records and Audit

Each Party shall, and shall ensure that its Affiliates and sub licensees shall, keep or cause to be kept complete and accurate records which are relevant to any payment to be made under this Agreement, including without limitation, records on Net Sales, royalty calculations, Development Costs, and Manufacturing Costs.

At the request and expense of either Party, the other Party, its Affiliates and its sub licensees shall permit an independent certified public accountant appointed by such Party and reasonably acceptable to the other Party, at reasonable times and upon reasonable notice, to examine such records as may be necessary to determine, with respect to any Calendar Year ending not more than [***] to such Party’s request, the correctness or completeness of any report or payment made under this Agreement.

The foregoing right of review may be exercised only [***] and only once with respect to each such periodic report and payment. Results of any such examination shall be (a) limited to information relating to the correctness or completeness of any such report or payment, and (b) made available to both Parties. The Party requesting the audit shall bear the expenses of such independent certified public accountant related to the performance of any such audit, unless such audit discloses a variance to the detriment of the auditing Party of more than [***] from the amount of the original report, or payment calculation. In such case, the Party being audited shall bear the full cost of the performance of such audit.

If such audit reveals that the audited Party, its Affiliate or sub licensee has failed to accurately report information, and the result was underpayment, the relevant Party shall promptly pay any amounts due to the inspecting Party together with interest on such amount, calculated from the date accruable at a rate of [***] according to the European Central Bank [***] In the event of overpayment, the overpayment shall be fully creditable against amounts payable in subsequent periods.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

9.2	Audit Disagreement

If there is a dispute between the Parties related to GAAP compliance following any audit performed pursuant to Section 9.1, either Party may refer the issue (an “Audit Disagreement”) to an independent certified public accountant for resolution. In the event an Audit Disagreement is submitted for resolution by either Party, the Parties shall comply with the following procedures:

(a)	The Party submitting the Audit Disagreement for resolution shall provide written notice to the other Party that it is invoking the procedures of this Section.

(b)	Within [***] of the giving such notice, the Parties shall jointly select a recognized international accounting firm to act as an independent expert to resolve such Audit Disagreement.

(c)	The Audit Disagreement submitted for resolution shall be described by the Parties to the independent expert, which description may be in written or oral form, within [***] of the selection of such independent expert.

(d)	The independent expert shall render a decision on the matter as soon as practicable.

(e)	The decision of the independent expert shall be final and binding and shall not be subject to Article 14 hereof, unless such Audit Disagreement involves alleged fraud, breach of this Agreement or construction or interpretation of any of the terms and conditions hereof.

(f)	All fees and expenses of the independent expert, including any Third Party support staff or other costs incurred with respect to carrying out the procedures specified at the direction of the independent expert in connection with such Audit Disagreement, shall be borne by the Party against whom such expert rules.

ARTICLE 10.

INTELLECTUAL PROPERTY

10.1	Information Disclosure

BASILEA and ASTELLAS will disclose and make available to each other all material Information (including in the case of BASILEA, BASILEA Know-How and in the case of ASTELLAS, ASTELLAS Know-How) Controlled by such Party or its Affiliates that is reasonably necessary or useful for the other Party to perform its obligations and exercise its rights under this Agreement or that is reasonably requested by the other Party from time to time during the term of this Agreement. All such Information shall be disclosed to the other Party reasonably promptly after it is first developed or learned or its significance is first appreciated.

10.2	Inventions

(a)

Ownership of Inventions. Each Party shall solely own, and that Party alone shall have the right to apply for, Patents for any inventions made solely by that Party’s employees or independent contractors in the course of performing work under this Agreement. Inventions made jointly by employees or independent contractors of BASILEA and ASTELLAS shall be owned jointly by BASILEA and ASTELLAS. Each Party shall be free to exploit and to grant licenses or other rights under

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Inventions jointly owned by the Parties, to the extent consistent with the licenses granted to the other Party pursuant to this Agreement.

(b)	Disclosure of Inventions. Each Party shall promptly disclose to the JSC all Inventions arising under this Agreement.

(c)	Additional Disclosures. In addition to the disclosures required under sub paragraph (b), each Party shall provide to the other, within a reasonable time prior to filing, a copy of each non-provisional patent application proposed to be filed by such Party disclosing an Invention arising during the term of this Agreement and each Party shall provide to the other, immediately after filing, a copy of each provisional patent application actually filed by such Party disclosing an Invention. The contents of any patent application submitted to either Party pursuant to this Section 10.2 covering an Invention solely owned by such Party shall be deemed the Confidential Information of the Party providing such application. Except in relation to the BASILEA Patents as listed in Exhibit B, ASTELLAS shall have the right to veto any proposed patent filing of BASILEA or any of its Affiliates after the Effective Date where the filing would result in a Patent that would cover the research, Development, Manufacture, use or sale of a Product in the Territory. If ASTELLAS wishes to exercise this right to veto, ASTELLAS shall notify BASILEA in writing within [***] of receiving a copy of the relevant provisional patent application and if so notified BASILEA shall not file in the Territory or shall otherwise withdraw or cancel the relevant application from the relevant Patent registry in the Territory. BASILEA shall have the right to veto any proposed patent filing of ASTELLAS or any of its Affiliates after the Effective Date where the filing would result in a Patent that would cover the research, Development, Manufacture, use or sale of a Product in the Retained Territory. If BASILEA wishes to exercise this right to veto, BASILEA shall notify ASTELLAS in writing within [***] of receiving a copy of the relevant provisional patent application and if so notified ASTELLAS shall not file in the Retained Territory or shall otherwise withdraw or cancel the relevant application from the relevant Patent registry in the Retained Territory.

10.3	Patent Prosecution

(a)	Patent Filings. Subject to Section 10.2(c) above, each Party, at its sole discretion, responsibility, and cost shall prepare, file, prosecute and maintain Patents to cover Inventions made solely by its own employees or independent contractors and use reasonable efforts to file initially all such applications in the United States, the EU or the appropriate forum under the circumstances. BASILEA shall be responsible for the prosecution or maintenance of the BASILEA Patents, subject to the remaining provisions of this Section.

ASTELLAS shall file, prosecute and maintain Patents in the Territory and BASILEA shall file, prosecute and maintain Patents in the Retained Territory, to cover Inventions relating to the discovery, evaluation, Manufacture, use or sale of Products that are made jointly by employees or independent contractors of BASILEA and ASTELLAS (herein referred to as “Joint Patents”). The determination of filing Joint Patents in the Territory shall be made by ASTELLAS and ASTELLAS shall have the right to direct and control all material actions relating to the prosecution or maintenance of Joint Patents in the Territory, subject to BASILEA’s ability to comment on such filings and ASTELLAS’ reasonable consideration of such comments. BASILEA shall make such determination and direct and control such

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actions in the Retained Territory. The Party responsible for filing a Patent (including BASILEA with respect to BASILEA Patents) shall provide reasonable prior written notice to the other Party, or in the case of BASILEA Patents to ASTELLAS, of the countries in which it intends to file, maintain or abandon a given Patent, and notify the other Party of all conflict proceedings, re-examinations, reissuance, oppositions, revocation proceedings or any other challenge relating to a given Patent, provided, however, that such other Party, or in the case of BASILEA Patents, ASTELLAS, shall have the right at its cost to file or continue prosecution or take over responsibility for the relevant proceedings in countries in the relevant territory which the filing Party determines it wishes to abandon or not file or not pursue or defend proceedings in relation to such Joint Patent or BASILEA Patent. The Party which wishes to abandon, not file or not pursue or not defend any such proceedings shall assign its rights in the relevant Patent to the other Party at no cost if requested by the other Party and shall be granted a non-exclusive, fully paid up license to use such Patent for any purpose not in conflict with any other provision of this Agreement (with no right to sublicense except to an Affiliate). If ASTELLAS takes over the responsibility for filing, prosecuting or pursuing or defending any such proceedings in the Territory (excluding, for the avoidance of doubt, any such defense proceedings taking place as part of an infringement action) to a BASILEA Patent such Patent shall be excluded from the definition of Relevant Valid Claim for the purposes of Section 6.3. BASILEA shall keep ASTELLAS regularly updated as to the progress of prosecution of and all other proceedings relating to the filing, maintenance and any challenge to the BASILEA Patents in the Territory. BASILEA shall provide reasonable prior written notice to ASTELLAS before taking any material step in relation to the prosecution or maintenance of or any other proceedings relating to the BASILEA Patents in Territory as reasonably required by ASTELLAS. BASILEA shall allow ASTELLAS to make comments and recommendations in relation thereto. BASILEA shall not knowingly do or omit to do anything which could have a detrimental effect on the scope of protection afforded by the BASILEA Patents in the Territory.

(b)	Diligence in Patent Filings. The Parties agree to use their reasonable efforts to ensure that any Patent filed outside of the United States prior to a filing in the United States will be in a form sufficient to establish the date of original filing as a priority date for the purposes of a subsequent filing in the United States. The Parties shall use their reasonable care and skill in prosecuting and maintaining any Patent for which they have responsibility hereunder.

(c)	Patent Expenses for Joint Patents. All out of pocket costs of filing, prosecuting and maintaining Joint Patents in the Territory during the term of this Agreement as provided herein shall be borne by ASTELLAS, and all such costs of filing, prosecuting and maintaining Joint Patents in the Retained Territory during the term of this Agreement as provided herein shall be borne by BASILEA, unless otherwise agreed.

10.4	Infringement Defense

(a)

Defense of Third Party Claims Concerning a Product. If a Third Party asserts that a Patent or other right owned by it is infringed by the Manufacture, use, sale, offer for sale or import of any Product in any country, the Party first obtaining knowledge of such a claim shall immediately provide the other Party notice of such claim along with the related facts in reasonable detail. In such event, unless the Parties otherwise

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agree, ASTELLAS shall have the right, but not the obligation, to control such defense with respect to the Product in the Territory and BASILEA shall have such right in the Retained Territory. Each Party shall cooperate with the other at the other Party’s reasonable request and expense, in any such defense and shall have the right, at its own expense, to be represented separately by counsel of its own choice.

(b)	Settlement of Third Party Claims Concerning a Product. ASTELLAS shall have the right to control settlement of such claim in the Territory and BASILEA shall have such right in the Retained Territory; provided, however, that no settlement shall be entered into without the prior written consent of the other Party if such settlement would adversely affect the rights and benefits of, or impose or adversely affect any obligations on the other Party.

(c)	Allocation of Costs. The expenses of defense, settlement and judgments in actions governed by this Section 10.4 with respect to any Product in the Territory shall be borne by ASTELLAS and outside the Territory shall be borne by BASILEA subject to and in accordance with Section 6.5.

10.5	Infringement by Third Parties

BASILEA and ASTELLAS shall promptly notify the other in writing of any alleged or threatened infringement of any Patents relating to the Product in any country of which they become aware. Except as provided below in this Section 10.5, ASTELLAS shall have the first right, but not the obligation, to control the prosecution of any infringement described in this Section 10.5 in the Territory and BASILEA shall have such right in the Retained Territory. If ASTELLAS brings any such action or proceeding under a BASILEA Patent or a Joint Patent, BASILEA agrees to be joined as a party plaintiff (and shall procure that any Affiliates will be joined in as a plaintiff as necessary) if necessary to prosecute the action or proceeding and to give ASTELLAS reasonable assistance and authority to file and prosecute the suit subject to being indemnified by ASTELLAS for all costs and expenses that may be incurred by it or for any amounts that it may be ordered by any court to pay as a result of its taking part in the proceedings. If BASILEA brings any such action or proceeding under an ASTELLAS Patent or a Joint Patent, ASTELLAS agrees to be joined as a party plaintiff (and shall procure that any Affiliates will be joined in as a plaintiff as necessary) if necessary to prosecute the action or proceeding and to give BASILEA reasonable assistance and authority to file and prosecute the suit subject to being indemnified by BASILEA for all costs and expenses that may be incurred by it or for any amounts that it may be ordered by any court to pay as a result of its taking part in the proceedings. If ASTELLAS does not initiate an infringement action within [***] in the case of an action brought under the Hatch Waxman Act) of learning of the infringement, BASILEA shall have the right, but not the obligation, to bring such an action in respect of BASILEA Core Patents only.

(a)	Joint Patents. For any alleged or actual infringement relating to any Joint Patents, ASTELLAS shall control prosecution of any such infringement in accordance with Section 10.5 above in the Territory and BASILEA shall control in the Retained Territory.

(b)

Enforcement Procedure. In the event either Party brings an infringement action in accordance with this Section 10.5, the other Party shall cooperate fully, including, if required: bringing such action; furnishing a power of attorney; or being joined as a party (or shall procure that any relevant Affiliate is joined in) plaintiff in such action. The costs of any litigation commenced pursuant to this Section 10.5, including

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reasonable attorneys’ fees and expenses, including any allocation for internal resources devoted to the litigation, shall be borne by the controlling Party. Any damage award or settlement payments made to either or both of BASILEA or ASTELLAS in connection with any such action relating to infringement of a BASILEA Patent or an ASTELLAS Patent or Joint Patent, whether obtained by judgment, settlement or otherwise shall be allocated, (i) first, to the Party which initiated and prosecuted the action to recoup all of its costs and expenses incurred in connection with the action, (ii) second, to the other Party, to recover all of its costs and expenses incurred in connection with the action, and (iii) third, the amount of any recovery remaining shall then be allocated between the Parties on a pro rata basis with each Party receiving a portion based on its lost profit related to the Product business.

10.6	Cooperation by ASTELLAS and BASILEA in Patent and Regulatory Filings

The Parties shall cooperate in order to avoid loss of any rights that may otherwise be available to the Parties under the United States Drug Price Competition and Patent Term Restoration Act of 1984 and other similar measures in Canada. Without limiting the foregoing, ASTELLAS shall notify BASILEA upon receipt of Regulatory Approval to market a Product in the United States, and Canada and timely supply BASILEA with all information necessary to file an application for patent term restoration in the USA or its equivalent for a relevant BASILEA Patent in Canada, within the [***] period following Regulatory Approval. BASILEA agrees to timely file any such application. Any application for patent term restoration or equivalent anywhere in the Territory shall be made by the Party who Controls the relevant Patent provided that ASTELLAS shall have final say in the event of any dispute relating to the Product in the Territory. The Parties shall cooperate with each other and discuss in good faith, as to any particular Product, what Patent rights should be listed in the “Orange Book” and other similar national (or supranational) equivalents thereto. ASTELLAS shall have the sole right, after good faith reasonable discussion with BASILEA, to make all filings with the Regulatory Authorities with respect to BASILEA Patents and Joint Patents and ASTELLAS Patents in connection with required regulatory activities for Products in the Territory, including as required or allowed in connection with: (i) in the United States, the FDA’s Orange Book and (ii) under any equivalents in Canada. BASILEA shall, at ASTELLAS’ expense, (A) provide to ASTELLAS all Information in BASILEA’s Control, including a correct and complete list of BASILEA Patents and Joint Patents covering any Product or otherwise necessary or reasonably useful to enable ASTELLAS to make such filings with Regulatory Authorities with respect to the Products, and (B) provide necessary administrative support in response to ASTELLAS’ reasonable requests in connection therewith, including meeting any submission deadlines, in each case, to the extent required or permitted by applicable law. ASTELLAS shall notify BASILEA in writing of any such filings with the Regulatory Authorities with respect to BASILEA Patents or Joint Patents.

10.7	Product Trademarks

(a)	Each Product shall be marketed in the Territory under trademarks selected by ASTELLAS (hereinafter, “Product Trademarks”). Product Trademarks used in connection with the sale of the Product in the Territory shall be owned by ASTELLAS and applications for registration thereof shall be filed and prosecuted by ASTELLAS.

(b)	All Trademark costs relating to the Territory shall be borne by ASTELLAS and all such costs relating to countries in the Retained Territory shall be borne by BASILEA.

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The costs incurred by ASTELLAS in transferring ownership to the Trademarks and such other rights pursuant to Section 5.10 shall be borne by ASTELLAS.

10.8	No Implied Licenses

No right or license under any BASILEA Technology or ASTELLAS Patent or ASTELLAS Know-How or any Product Trademark is granted or shall be granted by implication as a result of the respective rights of the Parties under this Agreement. All such rights or licenses are or shall be granted only as expressly provided in this Agreement.

ARTICLE 11.

MUTUAL COVENANTS

11.1	Confidentiality

The Parties agree that during the term of this Agreement, and for a period of [***] after this Agreement expires or terminates, a Party receiving Confidential Information of the other Party will (i) (A) maintain in confidence such Confidential Information to the same extent such Party maintains its own proprietary industrial information of similar kind and value and (B) not disclose such Confidential Information to any Third Party without prior written consent of the other Party, except for disclosures made in confidence to any Third Party pursuant to a plan approved by the JSC prior to the date hereof or by the Parties with respect to such disclosure after the date of this Agreement or as otherwise expressly permitted below, and (ii) not use such Confidential Information for any purpose except those permitted by this Agreement. As used herein, “Confidential Information” shall mean all Information, and other information and materials, received by either Party from the other Party pursuant to this Agreement and all Information developed during the course of performing the obligations set out in this Agreement, which shall be the Confidential Information of the relevant Party (if developed by that Party alone) or the Parties jointly (if developed by the Parties jointly). The foregoing obligations and the other obligations set forth in this Section 11.1 shall not apply with respect to any portion of such Confidential Information which:

(a)	is publicly disclosed by the disclosing Party, either before or after it becomes known to the receiving Party; or

(b)	was known to the receiving Party or any or its Affiliates, without obligation to keep it confidential, prior to when it was received from the disclosing Party; or

(c)	is subsequently disclosed to the receiving Party or any of its Affiliates by a Third Party lawfully in possession thereof without obligation to keep it confidential; or

(d)	has been published by a Third Party or otherwise enters the public domain through no fault of the receiving Party or any of its Affiliates in breach of this Agreement; or

(e)	has been independently developed or acquired by the receiving Party or any of its Affiliates without the aid, application or use of Confidential Information of the other Party.

The receiving Party shall have the right to disclose any Confidential Information provided hereunder if, in the reasonable opinion of the receiving Party’s legal counsel, such disclosure is necessary to comply with the terms of this Agreement, or the requirements of any law or regulation (including any such requirements under the Hart-Scott Rodino Antitrust Improvements Act 1976 or any equivalent legislation in any country including any such

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requirement in Switzerland and Japan), but only to the extent of such necessity or requirements; and no such disclosure shall cause any such information to cease to be Confidential Information hereunder, except to the extent such disclosure results in a public disclosure of such information. Where reasonably possible under the requirements of any law or regulation, the receiving Party shall notify the disclosing Party of the receiving Party’s intent to make such disclosure of Confidential Information pursuant to the preceding sentence sufficiently prior to making such disclosure so as to allow the disclosing Party adequate time to take whatever action the disclosing Party may deem appropriate to protect the confidentiality of the information.

Each Party agrees that it shall provide or permit access to Confidential Information received from the other Party only to the receiving Party’s Affiliates, employees, consultants, advisors and permitted (actual and potential) subcontractors, sub licensees and sub distributors, and to the employees, consultants, advisors and permitted (actual and potential) subcontractors, sub licensees and sub distributors of such Affiliates (hereafter “Permitted Persons”), who have a need to know such Confidential Information to assist the receiving Party with the activities contemplated or required of it by this Agreement and who are subject to obligations of confidentiality and non use with respect to such Confidential Information substantially similar to the obligations of confidentiality and non use of the receiving Party pursuant to this Section 11.1; provided, that (i) for any contracts with Third Parties relating to the Development of the Product the term of such obligations may be for as long a duration as can reasonably be negotiated with the Third Party up to the duration of the term in this Article 11.1, but in any case such term shall not be less than [***] after the termination of the agreement with such Third Party; and (ii) each Party shall remain responsible for any failure by any of its Permitted Persons to treat such Confidential Information as is required by this Article 11.

Notwithstanding the foregoing, for the avoidance of doubt, BASILEA shall be entitled to disclose Confidential Information belonging to ASTELLAS to any Third Party in discussions with BASILEA in the relation to the rights attaching to the Product in the Retained Territory, provided such Third Party has entered into a confidentiality agreement in substantially the same form as the agreed form confidentiality agreement attached at Exhibit L.

Notwithstanding the foregoing, either Party may disclose without any limitation such Party’s income tax treatment and the income tax structure of the transactions relating to such Party that are based on or derived from this Agreement, as well as all materials of any kind (including opinions or other tax analyses) relating to such tax treatment or tax structure, as required by law.

11.2	Publicity

Press Release: The Parties agree that their respective separate public announcements of the execution of this Agreement shall be substantially in the form of the press releases attached as Exhibit M and they shall cooperate in the issuance thereof as soon as practicable after the execution of this Agreement unless otherwise agreed by the Parties in writing.

Press Releases during the term of this Agreement: In addition, the Parties recognize that each Party may from time to time desire to issue additional press releases and make other public statements or disclosures regarding the subject matter of this Agreement, and hereby agree that such disclosures shall be permitted without the other Party’s consent, to the extent that such additional releases (i) update the press releases attached as Exhibit M or any subsequent press release approved in writing by both Parties (e.g. Product features and positioning, status of Product, plan updates, timing, market information etc.) (ii) are based on public information

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or (iii) are in relation to the disclosing Party’s Territory and will not have any material effect on the Product in the other Party’s Territory. Any other publication, news release or other public announcement relating to this Agreement or to the performance hereunder, shall first be reviewed and approved in writing by both Parties; provided, however, that any disclosure which is required by law or regulation or by applicable stock exchange rules, as reasonably advised by the disclosing Party’s counsel, may be made without the prior consent of the other Party, although the other Party shall be given prompt notice of any such required disclosure. The Parties acknowledge that general information regarding this Agreement shall be allowed to be disclosed including upfront payment, total contingent milestone payments, general guidance on royalty rates and the general terms of this Agreement.

11.3	Publications

Subject to the provisions of Section 11.5 below, the Parties shall coordinate and cooperate either through the JSC or with each other in relation to any proposed scientific/technical publications or scientific presentations which relate to Products in their respective territory (excluding any material which is purely promotional in nature, which material will be governed by the provisions of Section 4.2) or relate to the results of global studies as early as reasonably practical, but at least [***] prior to the intended submission for publication unless the Parties agree in writing that a shorter period is necessary in the circumstances, for example abstract submissions at international congresses. The Parties shall confer in advance of planning any publications relating to the results of global studies, and any such publications shall (i) be representative of the jurisdictional coverage of such studies both in the Territory and in the Retained Territory; (ii) with each Party having the ability to nominate appropriate authors located in each Party’s respective territory to contribute in accordance with the guidelines and standards set forth by the International Committee of Medical Journal Editors and Good Publication Practices (GPP2); and (iii) when one Party proposes to include an internal author(s) (meaning employees or consultants of that Party), the other Party may also nominate an appropriate internal author(s) to contribute to the publication in question. All publications will be agreed between the Parties in writing before submission.

11.4	Original Agreement

All Information disclosed pursuant to the Original Agreement shall be deemed Confidential Information disclosed under this Article 11 and shall be subject to the terms of this Article 11.

11.5	Compliance with Law

Each Party hereby covenants and agrees to comply with all laws and regulations applicable to its activities connected with the Development, Manufacture and Commercialization (as applicable) of the Product. Without limiting the generality of the foregoing:

(a)	Patient Information. BASILEA and ASTELLAS agree to abide by all laws, rules, regulations, and orders of all applicable supranational, national, federal, state, provincial, and local governmental entities concerning the confidentiality or protection of patient identifiable information and/or patients’ protected health information, as defined by the United States C.F.R. Part 160 or personal data as defined by EU Directive 95/46/EC or any other applicable legislation or any obligations in relation to clinicaltrials.gov, in the course of their performance under this Agreement.

(b)	Export Controls. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States or other countries

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which may be imposed upon or related to ASTELLAS or BASILEA from time to time. Each Party agrees that it will not export, directly or indirectly, any technical information acquired from the other Party under this Agreement or any products using such technical information to a location or in a manner that at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the appropriate agency or other governmental entity.

ARTICLE 12 .

TERM AND TERMINATION

12.1	Term and Expiration

This Agreement shall continue in force on a Product-by-Product and country-by-country basis until no further royalties are due in accordance with Section 6.3.

12.2	Termination—General

This Agreement shall be terminable forthwith as a whole or with respect to any country on a country by country basis, as follows:

(a)	by either Party, if the other Party commits a material breach of this Agreement that is material to the transactions contemplated by this Agreement taken as a whole, or, on a country by country basis in the event of a breach that is limited to a particular country or countries and is material to that country(ies), which breach shall not have been remedied within [***] after the giving of written notice requiring such breach to be remedied, or in the case of any obligation to make any payment due under this Agreement, within [***] after the giving of written notice requiring such payment;

(b)	by either Party, if the other Party (or its applicable local Affiliate):

(i)	commences a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law or seeking the appointment of a trustee, receiver, liquidator, custodian or similar official of it or of any substantial part of its property, or shall consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against it, or shall make a general assignment for the benefit of creditors, or shall fail generally to pay its debts as they become due, or shall take any corporate action to authorize any of the foregoing;

(ii)	has an involuntary case or other proceeding commenced against it seeking liquidation, reorganization or other relief with respect to it or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or seeking the appointment of a trustee, receiver, liquidator, custodian or other similar official of it or any substantial part of its property, and such involuntary case or other proceeding remains undismissed and unstayed for a period of [***]; or an order for relief is entered against such Party under applicable bankruptcy laws;

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is insolvent or is unable to pay its debts as they become due, has explicitly or implicitly suspended payment of any debts as they become due (except debts contested in good faith), or the creditors of such Party have taken over its management.

BASILEA shall notify ASTELLAS immediately of the occurrence of an event described above.

(A)	In the event ASTELLAS is entitled to terminate this Agreement pursuant to Section 12.2(b) (provided that the words “or shall fail generally to pay its debts as they become due” shall be deemed to be deleted from Section 12.2(b)(i) for these purposes only) (“Trigger Event”), instead of terminating this Agreement, ASTELLAS shall have the right but not the obligation to exercise the exclusive call option to purchase the BASILEA Technology in the Territory at fair market value (“Call Option”). The transfer of such BASILEA Technology shall be deemed to occur immediately upon ASTELLAS exercising the Call Option. The Parties agree that when determining whether a Trigger Event has occurred, the Parties will duly take into consideration the fact whether or such BASILEA has sufficient cash on hand to fund its continuing operations at the relevant time.

(B)	ASTELLAS may exercise the Call Option following a Trigger Event at any time by serving notice on BASILEA in writing. Following service of such notice the Parties will immediately commence good faith negotiations to agree a price for the assignment of the BASILEA Technology in the Territory. Such price will be the fair market value of the BASILEA Technology at the relevant date. If the Parties are unable to agree on the price within [***] after service of the notice, the resolution of that dispute will be referred to an independent expert on the recommendation of one of the major four (4) international accounting firms appointed by the Parties. If the Parties are unable to agree on the identity of the expert within a further [***] each Party may choose its own independent expert from one of the major four (4) international accounting firms and the price shall be the average price from the two (2) independent experts. The expert or experts will be required to determine the fair market value as soon as reasonably possible and the decision of the expert will final and binding on the Parties. The costs of the expert or experts will be shared by the Parties equally. Should any third party who is entitled to such challenge by mandatory law including any creditor of BASILEA subsequently challenge the price as agreed or determined, the Parties shall consider such challenge in good faith.

(C)	Upon ASTELLAS’ purchase of BASILEA Technology, BASILEA shall immediately (i) initiate hand over of all relevant documents and data in its possession or control and shall provide all necessary cooperation and support to ASTELLAS to register ASTELLAS patent and know how ownership; (ii) sign an assignment confirmation agreement in customary form to duly formalize the transfer to ASTELLAS and enable ASTELLAS to register the patent transfer in all countries of the Territory as set forth above all at ASTELLAS’ costs.

(D)	The patent transfer(s) set forth above will be null and void if ASTELLAS does not pay to BASILEA the fair market price within [***] of the price being agreed or determined, provided BASILEA has complied with its obligations set forth in the above sub-section.

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12.3	Termination by ASTELLAS

This Agreement shall be terminable with immediate effect by ASTELLAS in whole or in relation to a country in the Territory if, in relation to the Territory as a whole or in relation to individual country (as the case may be):

(a)	at the time of approval by the FDA of the Product for an Indication of aspergillosis, the approved label is contrary to the Key Product Features set out in the Target Product Profile;

(b)	the results of clinical studies carried out in accordance with this Agreement to support a Regulatory Filing for the primary treatment of candidemia failed to meet the primary end point set out in the applicable protocol;

(c)	the FDA refuses to accept a filing for or declines to approve an NDA, respectively, for either the indications of primary treatment of invasive aspergillosis or the primary treatment of candidemia, in each case when such refusal or denial cannot be resolved by using Commercially Reasonable Efforts of ASTELLAS;

(d)	safety concerns arise with respect to the Product that result in a clinical hold or its withdrawal from the market in any country in the Territory that cannot be resolved; or

(e)	any issues outside of the control of ASTELLAS arise in relation to a Product which have caused a delay in the timetable set out in the Clinical Development Plan (as attached to this Agreement on the Effective Date) of more than [***]

(f)	if BASILEA refers any dispute, controversy or claim to arbitration pursuant to Section 14.2 of this Agreement or otherwise seeks any remedy or relief in the courts of any jurisdiction in each case in respect of any breach by ASTELLAS of the Original Agreement arising prior to the Effective Date of which BASILEA is aware as at the Effective Date.

Following such termination, ASTELLAS will transfer at its cost any and all necessary INDs, Drug Approval Applications, Regulatory Approvals and related filings related to Products to BASILEA in line with mutually agreed transition plan and as set out in Section 12.4(h) below.

12.4	Effect of Termination

If BASILEA terminates this Agreement pursuant to Section 12.2, or ASTELLAS terminates this Agreement pursuant to Section 12.2 or 12.3, or either Party terminates this Agreement in accordance with Section 16.3:

(a)	all licenses and rights to BASILEA Patents and BASILEA Know-how granted to ASTELLAS hereunder shall terminate;

(b)	except as permitted by any other provision of this Section or as is required to exercise any right granted to a Party which is granted on or survives termination of this Agreement, all Confidential Information supplied by each Party to the other shall be returned to the supplying Party, except that the receiving Party may retain one copy of such information solely for legal archive purposes;

(c)	if any applicable Milestone Event is reached prior to the date of termination ASTELLAS shall make the relevant Milestone Payment to BASILEA, but if any Milestone Event is reached after the date of termination the relevant Milestone Payment for that Milestone Event shall not be payable;

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

(d)	ASTELLAS shall promptly transfer and assign (with full title guarantee and free of any charges, liens or Encumbrances) ownership of all INDs, Drug Approval Applications and Regulatory Approvals related to Products to BASILEA or its designated Affiliate, and shall take such other actions and execute such other instruments, assignments and documents as may be necessary to effect the transfer of rights hereunder to BASILEA at no cost, except in the case of termination under Section 12.2 as a result of material breach by BASILEA in which case, BASILEA shall pay ASTELLAS its reasonable cost for the transfer. After the date of termination and before such Regulatory Filings are transferred to BASILEA or its designated Affiliate, ASTELLAS shall hold them on trust for BASILEA, and shall maintain them in force and shall not encumber, amend, cancel or surrender or take any step in relation thereto unless requested to do so by BASILEA or any applicable governmental or Regulatory Authority;

(e)	ASTELLAS shall grant an exclusive license to BASILEA in accordance with paragraph (f) below to all data, information, ASTELLAS Know-How, marketing material and rights generated by ASTELLAS in the Development, Manufacture and Commercialization of the Product in the Territory or otherwise under or in connection with this Agreement and the Original Agreement in each case to the extent necessary or useful in the Manufacture, use or sale of the Product in the Territory and Controlled by ASTELLAS and shall provide BASILEA with copies of all such data, information, ASTELLAS Know-How and marketing materials in a form acceptable to BASILEA.

(f)	ASTELLAS shall grant BASILEA, free of charge, (i) an exclusive, worldwide license to all Joint Patents to make, use, sell, offer for sale and import Products in the Territory, (ii) an exclusive, worldwide license under ASTELLAS Patents covering Products to make use, sell, offer for sale and import Products in the Territory, (iii) an exclusive, worldwide license under all trademarks Controlled by ASTELLAS that are used, or intended for use, specifically with Products in the Territory, and (iv) an exclusive worldwide license under all data, information, ASTELLAS Know-How and any other matter covered by paragraph (e) above to make use, sell, offer for sale and import Products in the Territory. BASILEA shall have the right to grant sublicenses under the foregoing licenses. Additionally, BASILEA shall have the exclusive right (but not the obligation) to enforce the ASTELLAS Patents against competitive product infringement relating to Products, and such trademarks against infringers. ASTELLAS shall have no obligation to obtain and/or maintain such Patents. Such license shall not be free of charge if ASTELLAS terminates this Agreement pursuant to Section 12.2 (a) or (b), in which case, such license shall be granted on commercial terms to be agreed between the Parties.

(g)	BASILEA shall have the option to purchase existing Product related inventories from ASTELLAS at the price ASTELLAS paid for such inventories.

(h)

The Parties will agree a transition plan to transition responsibility for Development, Manufacture and Commercialization of the Product in the Territory to BASILEA. Such plan shall be negotiated in good faith and shall last for a period not exceeding [***] In addition ASTELLAS shall continue to be obliged to pay all Clinical Plan Development Costs and Manufacturing Costs as agreed in the Clinical Development Plan and the Manufacturing Plan unless otherwise agreed in writing by the Parties for a period of [***] (except in the case of termination under Section 12.2 as a result of material breach by BASILEA). Each Party agrees to comply with the obligations set

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

out in this Agreement in accordance with the then current Clinical Development Plan as may be varied by the transition plan (provided that in the case of termination under Section 12.2 as a result of material breach by BASILEA, BASILEA will be responsible for ASTELLAS’ costs of complying with such obligations). Unless the Agreement was terminated by ASTELLAS for material breach by BASILEA, ASTELLAS shall indemnify BASILEA in full in respect of any loss, damage, claim, cost or expense arising out of ASTELLAS’ or its Affiliates’ performance (including any breach) of the obligations under any contract relating to the Development, Manufacture and/or Commercialization of Products that is transferred to BASILEA pursuant to this Section 12.4(h). Such indemnity shall be subject to the conditions set out in Section 13.2.

12.5	Change of Control

If BASILEA merges or consolidates with any other entity (other than a wholly-owned subsidiary of BASILEA) or effects any other transaction or series of transactions (other than a listing on a public recognized stock exchange or fund raising from existing or new investors in the ordinary course of business), such that the stockholders of BASILEA immediately prior thereto, in the aggregate, no longer own, directly or indirectly, beneficially or legally, at least fifty percent (50%) of the outstanding voting securities or capital stock of the surviving entity following the closing of such merger, consolidation, other transaction or series of transactions and where the acquiring entity is (i) a pharmaceutical company in the top twenty (20) in the world (measured by sales of prescription products as measured by a recognized independent Third Party such as IMS) or (ii) a company which immediately prior to and at the time of the Change of Control Event is involved in the Commercialization of a hospital anti-fungal product or a hospital anti-bacterial product (“a Change of Control Event”); then the following shall apply:

(a)	following such Change of Control Event, the JSC (and all subcommittees) and the Coordination Committee shall be disbanded and ASTELLAS shall have final say with regard to any matter which was subject to approval by the JSC (or relevant subcommittee) (except that ASTELLAS may not cease or substantially delay Developing the Product for any indication contained within the then current Clinical Development Plan without the prior written consent of BASILEA). In this case ASTELLAS will provide BASILEA with regular written reports on the Development, Manufacturing and Commercialization of the Products every [***]; and

(b)	without prejudice to its obligations under Article 6, ASTELLAS shall have no obligation to supply to BASILEA or its Affiliates any ASTELLAS Confidential Information not specific to the Product.

12.6	Effect of Termination; Survival

(a)	Termination of this Agreement shall not (i) relieve the Parties of any liability or obligation which accrued hereunder prior to the effective date of such termination, (ii) preclude either Party from pursuing any rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement prior to the effective date of such termination or (iii) prejudice either Party’s right to obtain performance of any obligation that accrued hereunder prior to the effective date of such termination or that, by the terms of this Agreement survives such termination. The remedies provided in this Article 12 are not exclusive of any other remedies a Party may have in law or equity.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

(b)	Without limiting the foregoing, in the event of any termination of this Agreement each Party shall continue to perform its obligations under this Agreement during the period prior to the effective date of such termination, including without limitation all funding and payment obligations (subject to the provisions of Section 12.4).

(c)	Without limiting the foregoing, the following Articles and Sections of this Agreement shall survive any expiration or termination of this Agreement: Article 1 (all relevant definitions), Section 5.6, Article 9, Section 10.2(a), Sections 11.1, 11.4, 12.4, 12.6, Article 13, Section 14.2 and 14.3 and Sections 16.2, 16.4, 16.5, 16.7, 16.9, 16.10, 16.11, 16.12 ( in relation to Section 16.12 in the case of termination by BASILEA under Section 12.2 or in the case of termination by ASTELLAS under Section 12.3 and in the latter case only for [***] after termination and in the case of termination by ASTELLAS under Section 12.2 shall not survive termination), 16.13 and 16.14.

12.7	Effect of Partial Termination

The Parties recognize that under certain circumstances as provided herein this Agreement may be terminated in its entirety or on a country by country basis. If any such termination is as to one or more countries, but not as to the entire Agreement, then, following such termination the Territory shall be deemed to exclude such country(ies), and the Agreement shall continue in force and effect for the non terminated country(ies). With respect to the country(ies) wherein ASTELLAS has terminated its rights, BASILEA shall receive the rights, information, and ownerships as recited in Section 12.4, but only with respect to the specific country.

12.8	ASTELLAS Right of Offset

ASTELLAS shall have the right to offset against any sum which may be due to BASILEA hereunder any losses, damages, costs, or expenses awarded to ASTELLAS (or otherwise accepted by BASILEA as being payable) as a result of BASILEA being in breach of this Agreement.

ARTICLE 13.

INDEMNIFICATION

13.1	Indemnification

(a)

Each Party hereby agrees to defend the other Party, its Affiliates and their respective directors, officers, employees and agents and subcontractors (collectively, the “Indemnitees”), at such Party’s cost and expense, and shall indemnify and hold harmless the Indemnitees from and against any and all liabilities, losses, costs, damages, fees or expenses (including reasonable legal expenses and attorneys’ fees (“Losses”) incurred by the Indemnitees arising out of any claim, action, lawsuit or other proceeding brought against such Indemnitee by a Third Party resulting directly or indirectly from clinical trials and/or the Manufacture, use, handling, storage, Commercialization or other disposition of any Product by the indemnifying Party, its Affiliates, employees, agents, sub licensees or subcontractors (“Claim”), but only to the extent such Losses (i) result from (A) the negligence or wilful misconduct of the indemnifying Party, its Affiliates, employees, agents, sub licensees or subcontractors; or (B) any breach by the indemnifying Party of any of its representations, warranties,

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

covenants or obligations pursuant to this Agreement; or (C) Manufacture of the Product other than in accordance with Specifications (applicable at the time of the Manufacture of the relevant batch) by the indemnifying Party, its Affiliates or their licensees or subcontractors anywhere in the world for use anywhere in the world (provided, in the case of BASILEA, this indemnity relates only to Material that was Manufactured prior to the Original Effective Date labelled for use in humans); or (D) breach of applicable law by any indemnifying Party or any of its Affiliates, employees, agents, sub licensees or subcontractors and (ii) do not result from the negligence or wilful misconduct of, or breach of this Agreement by, any Indemnitee.

(b)	In the event that either Party receives notice of a Claim with respect to any Product, such Party shall inform the other Party as soon as reasonably practicable. The Parties shall confer through the JSC and after the JSC ceases to operate, the Coordination Committee how to respond to the Claim and how to handle the Claim in an efficient manner. In the absence of such an agreement, each Party shall have the right to take such action, as it deems appropriate.

(c)	Nothing in this Article 13 shall act to negate any obligation on either Party under applicable laws to mitigate damage with respect to any claim for which such Party is being indemnified against by the other Party hereunder.

13.2	Claims for Indemnification

(a)	A Party believing that it is entitled to indemnification under Section 13.1 or any other Section of this Agreement (an “Indemnified Party”) shall give prompt written notification to the other Party (the “Indemnifying Party”) of the commencement of any Claim for which indemnification may be sought or, if earlier, upon the assertion of any such Claim by a Third Party (it being understood and agreed, however, that the failure by an Indemnified Party to give notice of a Third Party Claim shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually prejudiced as a result of such failure to give notice). Within [***] after delivery of such notification, the Indemnifying Party shall, upon written notice thereof to the Indemnified Party, assume control of the defense of such Claim with counsel reasonably satisfactory to the Indemnified Party. If a Party believes that a Claim presented to it for indemnification is one as to which the Party seeking indemnification is not entitled to indemnification, it shall so notify the Party seeking indemnification.

(b)	The Indemnified Party may participate in such defense at its own expense; provided that if the Indemnified Party reasonably concludes, based on advice from counsel, that the Indemnifying Party and the Indemnified Party have conflicting interests with respect to such Claim, the Indemnifying Party shall be responsible for the reasonable fees and expenses of counsel to the Indemnified Party solely in connection therewith.

(c)	The Indemnifying Party shall keep the other Party advised of the status of such Claim and the defense thereof and shall consider recommendations made by the Indemnified Party with respect thereto.

(d)	The Indemnified Party shall not agree to any settlement of such Claim without the prior written consent of the Indemnifying Party. The Indemnifying Party shall not agree to any settlement of such Claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto or that imposes any liability or obligation on the Indemnified Party or adversely affects the Indemnified Party without the prior written consent of the Indemnified Party.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

13.3	Insurance

(a)	Each Party shall obtain and maintain during the term of this Agreement and for a period of [***] thereafter, comprehensive general liability insurance on a claims made basis, including products liability insurance and coverage for clinical trials with a reputable and financially secure insurance company in amounts that are reasonable and customary in the pharmaceutical industry for companies of comparable size and activity and in any event no less than US [***] for BASILEA and US [***] for ASTELLAS. Such insurance policy shall cover all reasonable and customary liability typically covered by such insurance policies including without limitation personal injury, physical injury and/or property damage arising out of the Development, Manufacturing and Commercialisation of the Products. Each Party shall provide written proof of the existence of such insurance cover to the other Party on request.

ARTICLE 14.

DISPUTE RESOLUTION

14.1	Disputes

The Parties recognize that disputes as to certain matters may from time to time arise during the term of this Agreement that relate to decisions to be recommended by one or more of the Committees provided for herein or to the Party’s respective rights and/or obligations hereunder. It is the desire of the Parties to establish procedures to facilitate the resolution of disputes arising under this Agreement in an expedient manner by mutual cooperation and without resort to arbitration or litigation. Subject to Section 2.4(c), to accomplish this objective, the Parties agree to follow the procedures set forth in this Article 14 if and when a dispute arises under this Agreement. If the Parties are unable to resolve any dispute within [***] after such dispute is submitted to it and such dispute is not one in relation to which a Party has final say in accordance with Section 2.4(c), either Party may, by written notice to the other Party, have such dispute referred to their respective Chief Executive Officers designated below, for attempted resolution by good faith negotiations within [***], unless otherwise agreed in writing, after such notice is received. Such designated officers are as follows:

For BASILEA:         Chief Executive Officer

For ASTELLAS:         Chief Executive Officer

In the event the designated officers are not able to resolve such dispute within such [***] period after receipt of written notice, then such dispute shall, at the election of either Party be decided in accordance with the provisions of Section 14.2 below.

14.2	Arbitration

Any dispute, controversy or claim arising out of or in connection with this Agreement or the Original Agreement, including any question regarding its existence, validity or termination, shall be referred to and finally resolved by arbitration under the LCIA Rules, which Rules are deemed to be incorporated by reference into this Section. The number of arbitrators shall be three (3). The Claimant and the Respondent shall each nominate one member of the Tribunal.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

The seat, or legal place, of arbitration shall be London. The language to be used in the arbitral proceedings shall be English. Service of any Request for Arbitration made pursuant to this Section must be made in accordance with the Notice provisions in Section 16.4.

14.3	Interim Relief

Nothing in this Article 14 shall prevent a Party from seeking or obtaining injunctive or interim relief in the courts of any jurisdiction.

ARTICLE 15.

TAXES

15.1	Tax Consequences

ASTELLAS will make all payments to BASILEA under this Agreement without deduction or withholding of taxes except to the extent that any such deduction or withholding is required by law in effect at the time of payment.

Withholding. Any tax required to be withheld on amounts payable under this Agreement will promptly be paid by ASTELLAS on behalf of BASILEA to the appropriate governmental authority, and ASTELLAS will furnish BASILEA with proof of payment of such tax. Any such tax, other than value added tax, required to be withheld will be an expense of and borne by BASILEA. ASTELLAS will give notice of its intention to begin withholding any such tax in advance and cooperate to use reasonable and legal efforts to reduce such tax on payments made to BASILEA hereunder.

Documentation. ASTELLAS and BASILEA will cooperate with respect to all documentation required by any taxing authority or reasonably requested by ASTELLAS or BASILEA to secure a reduction in the rate of applicable withholding taxes.

ARTICLE 16.

MISCELLANEOUS

16.1	Nonsolicitation of Employees

During the term of this Agreement, each Party agrees that neither it nor any of its Affiliates that participates in or is responsible for the Development, Manufacture or Commercialization of any Product pursuant to this Agreement shall recruit, solicit or induce any employee of the other Party directly involved in the activities conducted pursuant to this Agreement to terminate his or her employment with such other Party and become employed by or consult for such other Party, whether or not such employee is a full time employee of such other Party, and whether or not such employment is pursuant to a written agreement or is at will. For purposes of the foregoing, “recruit”, “solicit” or “induce” shall not be deemed to mean (a) circumstances where an employee of one Party initiates contact with the other Party or any of its Affiliates with regard to possible employment, or (b) general solicitations of employment not specifically targeted at employees of a Party or any of its Affiliates, including responses to general advertisements.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

16.2	Entire Agreement and Amendments

The Original Agreement, together with the Exhibits thereto and the Disclosure Letter and this Agreement, together with the Exhibits hereto, set forth the complete, final and exclusive agreement and all covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties hereto, and supersede and terminate all prior agreements and understandings between the Parties. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein and therein. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party.

16.3	Force Majeure

No Party shall be liable for any failure to perform its obligations under this Agreement (other than obligations to make payments of money) to the extent such performance has been delayed, interfered with or prevented by an event of Force Majeure, and the obligations of such Party under this Agreement (other than obligations to make payments of money) whose performance is affected by Force Majeure shall be suspended during, but not longer than, the continuance of the event of Force Majeure. Any Party that experiences an event of Force Majeure shall provide prompt notice of such event and an estimate of the likely period of time during which its performance will be affected and shall use reasonable efforts to remove the condition constituting Force Majeure. If any event of Force Majeure persists for a continuous period of more than [***], the non-affected Party may terminate this Agreement with immediate effect by giving written notice to the affected Party. As used in this Section, “Force Majeure” means any circumstances whatsoever which are not within the reasonable control of the Party affected thereby, including without limitation an act of God, war, act of terrorism, insurrection, riot, strike or labor dispute, shortage of materials, fire, explosion, flood, government requisition or allocation, breakdown of or damage to plant, equipment or facilities, interruption or delay in transportation, fuel supplies or electrical power, embargo, boycott, order or act of civil or military authority.

16.4	Notices

Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given for all purposes if mailed by first class certified or registered mail, postage prepaid, express delivery service or personally delivered. Unless otherwise specified in writing, the mailing addresses of the Parties shall be as described below.

For BASILEA: BASILEA PHARMACEUTICA INTERNATIONAL LTD

Grenzacherstrasse 487

PO Box

CH-4005

Basel, Switzerland

Attn: General Counsel

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

For ASTELLAS:	ASTELLAS PHARMA INC

5-1, Nihonbashi-Honcho 2-chome

Chuo-ku

Tokyo 103-8411

Japan

Attn: Vice President, Legal & Compliance

[***]

With a copy to:	ASTELLAS US LLC

1 Astellas Way

Northbrook

IL USA 60062

Attn: General Counsel

[***]

16.5	Maintenance of Records

Each Party shall keep and maintain all records (including originals) required by law or regulation or by any Regulatory Authority with respect to the Products for such periods as are required by law, regulation or by a Regulatory Authority and shall make copies of such records available to the other Party upon request. Where such records are held on behalf of any Party at contract research organisations or other sub-contractors, such Party shall use reasonable endeavours to procure (including enforcing the terms of any relevant agreement) that such contract research organisations and other sub-contractors comply with the provisions of this Section 16.5.

16.6	Assignment

Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other, except that a Party may make such an assignment or transfer without the other Party’s consent to Affiliate or to any successor to all or substantially all of the business and assets of such Party, whether in a merger, consolidation, sale of stock, sale of assets or other similar transaction. Any permitted successor or assignee of rights and/or obligations hereunder shall, in a writing delivered to the other Party, expressly assume performance of such rights and/or obligations. In the event of an assignment or transfer to an Affiliate, the assigning or transferring Party shall remain responsible (jointly and severally) with such Affiliate for the performance of such assigned or transferred obligations. Any assignment or transfer, or attempted assignment or transfer, by either Party in violation of the terms of this Section 16.6 shall be null and void and of no legal effect.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

16.7	Performance by Affiliates and Local Operating Entities

Each of BASILEA and ASTELLAS acknowledges that certain obligations under this Agreement may be performed by Affiliates of BASILEA and ASTELLAS. Each of BASILEA and ASTELLAS shall be responsible for procuring performance of this Agreement by any of its Affiliates. Any Affiliate of BASILEA or ASTELLAS to which rights are extended or which performs any of the obligations required of the respective Party hereunder shall be deemed to have accepted and be bound by the relevant terms and conditions of Agreement including, without limitation, the jurisdiction and binding effect of an arbitration proceeding carried out pursuant to Article 14.

16.8	Counterparts

This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.

16.9	Severability

If any one or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.

16.10	Ambiguities; No Presumption

Each of the Parties acknowledges and agrees that this Agreement has been diligently reviewed by and negotiated by and between them, that in such negotiations each of them has been represented by competent counsel and that the final agreement contained herein, including the language whereby it has been expressed, represents the joint efforts of the Parties hereto and their counsel. Accordingly, in interpreting this Agreement or any provision hereof, no presumption shall apply against any Party hereto as being responsible for the wording or drafting of this Agreement or any such provision, and ambiguities, if any, in this Agreement shall not be construed against any Party, irrespective of which Party may be deemed to have authored the ambiguous provision.

16.11	Headings

The headings for each article and section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular article or section.

16.12	Standstill

(a)

Except as set forth in this Section, ASTELLAS agrees that, commencing upon the Original Effective Date and effective for [***] thereafter, ASTELLAS and its Affiliates will not, directly or indirectly, without the prior approval of the Board of Directors of the other Party or its Affiliates: (i) acquire, or agree to acquire, directly or indirectly, alone or in concert with others, by purchase, gift or otherwise, any legal or beneficial ownership or interest in any securities (including direct or indirect

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

rights, warrants or options to acquire, or securities convertible into or exchangeable for) of BASILEA or any of its Affiliates including BASILEA Pharmaceutica Ltd, or all or substantially all of the assets of BASILEA or of any of its Affiliates including BASILEA Pharmaceutica Ltd; (ii) effect or seek, initiate, offer or propose or participate in any (A) general or partial tender or exchange offer, merger in any form (however effected), acquisition, takeover, reverse takeover, share exchange, purchase of all or substantially all of the assets, consolidation or other business combination, or similar transaction involving BASILEA or any of its Affiliates including BASILEA Pharmaceutica Ltd; or (B) any sale of all or substantially all of the assets or other extraordinary transaction with respect to BASILEA or any of its Affiliates including BASILEA Pharmaceutica Ltd ; (iii) make, or in any way participate in, directly or indirectly, alone or in concert with others, any solicitation of proxies to vote with respect to BASILEA or any of its Affiliates; (iv) form, join or in any way participate in a “group” or “act in concert” (within the meaning of the Swiss Stock Exchange Act and the Ordinances promulgated thereunder) with respect to any voting securities of BASILEA or any of its Affiliates; (v) otherwise act in concert with others, to seek to control or influence the Board of Directors or management or policies of BASILEA or any of its Affiliates including BASILEA Pharmaceutica Ltd, provided that nothing in this clause (v) shall prevent ASTELLAS or any of its Affiliates, either acting alone or in concert with each other, from taking any action that it believes is required of it under applicable law; (vi) enter into any agreements, discussions or arrangements with or assist any Third Party with respect to any of the foregoing (including in particular, but not limited to, any kind of undertaking with major shareholders of BASILEA or its Affiliates including BASILEA Pharmaceutica Ltd , whether legally binding or not, to acquire their shares of BASILEA or its Affiliates including BASILEA Pharmaceutica Ltd or to pool interests with such major shareholders); (vii) take any action which could reasonably be expected to require BASILEA or its Affiliates including BASILEA Pharmaceutica Ltd to make a public announcement regarding the possibility of an offer; or (viii) request the Board of Directors of BASILEA or its Affiliates including BASILEA Pharmaceutica Ltd to amend or waive any provision of this paragraph, provided, however, in the event ASTELLAS makes the determination that it is in its best interest to acquire [***] or more of the outstanding voting securities of BASILEA or its Affiliates including BASILEA Pharmaceutica Ltd, ASTELLAS or any of its Affiliates will be allowed to communicate with or approach the Board of Directors of BASILEA or its Affiliates including BASILEA Pharmaceutica Ltd with a proposal with respect thereto.

ASTELLAS shall be responsible for any violation of this section 16.12 by any of its Affiliates or any of its own, or its Affiliates’, directors, officers, employees, agents, representatives and advisers.

Unless disclosed to BASILEA in writing, ASTELLAS also represents that so far it has not taken any action that is inconsistent with the foregoing.

ASTELLAS explicitly agrees and acknowledges that BASILEA and any of its Affiliates including BASILEA Pharmaceutica Ltd may also suspend the voting rights of any shares of BASILEA held by ASTELLAS or any of its Affiliates if it has good reasons to believe that exercising of such voting rights at a shareholders’ meeting would be in breach of this Agreement.

(b)	Nothing in this Section 16.12 shall prohibit ASTELLAS’ or its Affiliates’ employees from purchasing securities of BASILEA. ASTELLAS shall not cause or direct (i) any

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

pension plan established for the benefit of the employees of ASTELLAS, nor (ii) any employee benefit plan of ASTELLAS or any of its Affiliates, nor (iii) any stock portfolios not controlled by ASTELLAS or any of its Affiliates that invest in BASILEA including BASILEA Pharmaceutica Ltd or any of its Affiliates among other companies to acquire or sell any securities of BASILEA including BASILEA Pharmaceutica Ltd.

(c)	This Section 16.12 shall terminate and ASTELLAS and its Affiliates shall not be bound by the restrictions and limitations set forth in this section 16.12 in the event that any Person or “group” (within the meaning of the Swiss Stock Exchange Act and the Ordinances promulgated thereunder) that does not include ASTELLAS or any of its Affiliates shall have commenced, without the approval of the Board of Directors of BASILEA or BASILEA Pharmaceutica Ltd, a tender or exchange offer for more than [***] of the voting securities of BASILEA or BASILEA Pharmaceutica Ltd.

16.13	Governing Law

This Agreement and any issues, disputes or claims out of or in connection with it (whether contractual or non-contractual in nature such as claims in tort, from breach of statute or regulation or otherwise) shall be governed by, and construed in accordance with English law.

16.14	No Waiver

Any delay in enforcing a Party’s rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.

THE REST OF THIS PAGE IS INTENTIONALLY LEFT BLANK

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THE SIGNATURE PAGE FOLLOWS THIS PAGE

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

BASILEA PHARMACEUTICA INTERNATIONAL LTD

By:	/s/ Ronald Scott	By:	/s/ Donato Spota
Typed Name: Title:	Ronald Scott CEO	Typed Name: Title:	Donato Spota CFO

ASTELLAS PHARMA INC

By:	/s/ Yoshihiko Hatanaka
Typed Name: Title:	Yoshihiko Hatanaka Representative Director, President and CEO

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit A

Part 1

ASTELLAS Patents

[***]

Part 2

Joint Patents

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit B

BASILEA Patents

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

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Status of Patent Registrations as of 31 January 2014: All Patent Families Relating to BAL8557

Basilea Project	Partnering	Category	Family	Family No.	Title	Country Code	Status	Application No.	Application Date	Patent No.	Grant Date	Expiry Date	Owner

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

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Status of Patent Registrations as of 31 January 2014: All Patent Families Relating to BAL8557

Basilea Project	Partnering	Category	Family	Family No.	Title	Country Code	Status	Application No.	Application Date	Patent No.	Grant Date	Expiry Date	Owner

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

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Status of Patent Registrations as of 31 January 2014: All Patent Families Relating to BAL8557

Basilea Project	Partnering	Category	Family	Family No.	Title	Country Code	Status	Application No.	Application Date	Patent No.	Grant Date	Expiry Date	Owner

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

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Status of Patent Registrations as of 31 January 2014: All Patent Families Relating to BAL8557

Basilea Project	Partnering	Category	Family	Family No.	Title	Country Code	Status	Application No.	Application Date	Patent No.	Grant Date	Expiry Date	Owner

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit C

Clinical Development Plan

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

1.4 Clinical Development Budget

[***]

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[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit D

Compounds

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Structure of Isavuconazonium Sulfate

Code Number:

CAS RN:

[***]

Structure of Isavuconazole

Code Number:

CAS RN:

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit E

Manufacturing Agreements

[***]

Extended Manufacturing Agreements are indicated by *.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit F

Manufacturing Plan

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit G

Specifications

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit H

Transition Plan Overview

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Transition Plan Overview

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Isavuconazole Transition Overview

11.	Intellectual Property

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit I

Completed Clinical Trials and Activities

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit J

Part One

CTD Contents

Part Two

Regulatory Filings

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

Part 2

Regulatory Filings

To be provided by Astellas to Basilea within [***] of the Effective Date.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit K

Part One

Registered Trademarks

Part Two

Unregistered trade names/business names/logos/get up/design rights

Part Three

Domain Names

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

(2) Unregistered trade names

#

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit L

Confidentiality Agreements

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

CDA mutual/[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

CDA mutual/[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

CDA mutual/[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

CDA mutual/[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

CDA mutual/[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Confidentiality Agreement (unilateral)

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

CDA unilateral/[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

CDA unilateral/[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

CDA unilateral/[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

CDA unilateral/[***]

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit M

Press Releases

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

PRESS RELEASE

Basilea swaps its isavuconazole North American co-promote rights for full isavuconazole rights outside of North America

Basel, Switzerland, February [***], 2014 – Basilea Pharmaceutica Ltd. (SIX: BSLN) announced today the amendment as of February [***], 2014 of the isavuconazole License, Co-Development and Co-Promotion Agreement with Astellas Pharma Inc. originally executed in 2010, providing Basilea full rights to isavuconazole in all markets outside of the U.S. and Canada in return for Basilea's right to co-promote the product in the U.S. and Canada and its right to receive payments related to co-promotion and EU milestone payments.

Through this agreement Basilea complements its global ceftobiprole rights with rights for isavuconazole in Europe, Asia and the rest of the world outside of the U.S. and Canada, providing Basilea a unique opportunity to optimize the value of two highly complementary and synergistic anti-infective drugs.

Under the terms of the amended agreement, Astellas will remain responsible for the continued development and funding of the isavuconazole global candidemia phase 3 study. Astellas will be responsible for the regulatory filing for the primary treatment of invasive aspergillosis and invasive mucormycosis in the U.S. and Canada and will support preparation of the European filing dossier which Basilea will submit as applicant in Europe. Basilea will continue to be entitled to receive the same regulatory milestone and royalty payments in terms of value from Astellas relating to the U.S. and Canadian territories, with total milestone payments of up to CHF 374 million, including sales milestones. Basilea and Astellas will continue to coordinate their development and manufacturing activities and each company will be responsible for commercial activities in its respective territory. A transition plan for the development, manufacture and commercialization of isavuconazole outside of the U.S. and Canada is currently being developed.

Isavuconazole recently successfully completed the phase 3 non-inferiority SECURE study in invasive aspergillosis showing significant safety advantages. In addition, isavuconazole treated patients with renal impairment and emerging molds such as mucormycosis in the open-label VITAL study, which with the SECURE study data, will form the basis of a regulatory filing in the U.S. and EU.

Ronald Scott, Basilea's Chief Executive Officer, stated: "Through this agreement Basilea secures the full economic benefit of isavuconazole in all markets outside the U.S. and Canada. This provides Basilea and its shareholders with the opportunity for a significant potential economic upside. Isavuconazole complements ceftobiprole which was recently approved in twelve EU member states. We are focusing on the additional opportunities that are now available to Basilea by having rights to two well-differentiated, late-stage hospital anti-infectives. This provides us with exciting new strategic options and opens new opportunities from a franchise perspective. We are reviewing the potential to sell both ceftobiprole and isavuconazole in Europe through distributors or a contract sales organization which could optimize the value of these two synergistic drugs addressing life-threatening infections. We are working with Astellas with a high priority to file isavuconazole initially in the EU and U.S. We also continue to review all options to create the most value for Basilea and its shareholders."

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit N

Capital Investment Cost Sharing

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit O

Disclosure against warranty 8.2(a)(iii)

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

The list below indicates Basilea’s disclosure to Astellas of information regarding

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Exhibit P

Microdevice studies subject to Section 2.1(d)

[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

AMENDMENT NO. 1 TO

AMENDED AND RESTATED LICENSE AND CO-DEVELOPMENT AGREEMENT

THIS AMENDMENT NO. 1 (“Amendment No. 1”) is made as of 07 August 2015 (the “Amendment No. 1 Effective Date”), by and between (1) BASILEA PHARMACEUTICA INTERNATIONAL LTD, a Swiss corporation located at Grenzacherstrasse 487, 4058, Basel, Switzerland (“BASILEA”), and (2) ASTELLAS PHARMA INC., a Japanese corporation, with its principal place of business at 5-1, Nihonbashi-Honcho 2-chome, Chuo-ku, Tokyo 103-8411 Japan (“ASTELLAS”). This Amendment No. 1 amends the AMENDED AND RESTATED LICENSE AND CO-DEVELOPMENT AGREEMENT by and between the Parties dated as of 27 February 2014 (the “Amended and Restated Agreement”). Capitalized terms used but not defined in this Amendment No. 1 shall have the same meanings ascribed to them in the Amended and Restated Agreement.

RECITALS

WHEREAS the Parties desire that for mutual considerations the Amended and Restated Agreement shall be amended so that ASTELLAS shall not have any obligations related to Canada, except as specifically provided below.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein, the Parties, intending to be legally bound, agree as follows:

AGREEMENT

1. Changes Regarding Territory. Effective retroactively to and as of the Amended and Restated Agreement Effective Date:

a.	ARTICLE 1 (DEFINITIONS), Section 1.90 (“Territory”) of the Amended and Restated Agreement is hereby amended by deleting such section in its entirety and replacing it as follows:

1.90 “Territory” means the United States.

b.	References to “and Canada” in the Amended and Restated Agreement, including without limitation the Recitals, are hereby deleted in their entirety.

c.	The following are hereby stricken in Section 10.6 of the Amended and Restated Agreement: (a) in the first sentence, the wording of “and other similar measures in Canada;” (b) in the second sentence, the wording “or its equivalent for a relevant BASILEA Patent in Canada;” and (c) in the sixth sentence, the wording of “and (ii) under any equivalents in Canada.”

d.	Section 4.5 (Extra-territory Activities) of the Amended and Restated Agreement is hereby amended by adding the following at the end of that Section:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

To the extent allowed by applicable law, neither Party (nor any of its Affiliates and licensees) shall sell any Products to any Third Party (i) in its own territory which it blows is for resale in the other Party’s territory, or (ii) in the other1 Party’s territory.

e.	Exhibit K: Part 1 of the Amended and Restated Agreement is hereby amended to include Part 1 (a) as shown in the attached Schedule 1 to this Amendment No. 1.

2. Astellas Obligations. Effective as of the Amendment No. 1 Effective Date:

a.	ASTELLAS shall promptly transfer to BASILEA those documents relating to the Product in Canada set forth in the attached Schedule 2 to this Amendment No. 1 (attached hereto and made a part hereof) in accordance with the process set forth in Section 3.0 (Overall Transition Guidance) of the Transition Overview, dated June 27, 2014, as updated by Update 1.0 on August 26, 2014 and Update 2.0 on December 09, 2014, as agreed upon by the Parties pursuant to the Amended and Restated Agreement (the “Transition Plan”). Except as provided in (i) the preceding sentence, (ii) as set forth below in Sections 2(b) and (c), and (iii) as provided in Section 3.10 of the Amended and Restated Agreement regarding ASTELLAS’ maintenance of the global safety database for the Product, ASTELLAS shall have no further obligation or responsibility with respect to the Product in Canada or the Development, Regulatory Approval or Commercialization of the Product in Canada, including without limitation any obligation or responsibility to provide support to BASILEA for the Development, Regulatory Approval or Commercialization of the Product in Canada. ASTELLAS makes no representations or warranties (and hereby disclaims any and all representations or warranties, whether expressed or implied) regarding any documents, services, or support (including without limitation as to the content, quality, value, accuracy or completeness thereof) provided to BASILEA under or pursuant to this Amendment No. 1.

b.	ASTELLAS shall provide reasonable support to BASILEA necessary to assist BASILEA in BASILEA’s preparation of responses to any queries received from Health Canada during the process of seeking initial Regulatory Approval for the authorization to market the Product for Aspergillosis and Mucormycosis in Canada, provided that (i) BASILEA has used reasonable efforts, and caused BASILEA’s Regulatory Consultant (as defined below) to use reasonable efforts, to answer the queries itself before requesting the assistance of ASTELLAS and (ii) BASILEA and BASILEA’s Regulatory Consultant have been unable to answer any of the queries itself/themselves after using reasonable efforts to do so, and (iii) BASILEA has sent to ASTELLAS copies of such queries received from Health Canada that BASILEA (and/or BASILEA’s Regulatory Consultant) is/are unable to answer. “BASILEA’s Regulatory Consultant” means a Canadian regulatory consultant or any other third party retained or selected by BASILEA to assist in the process of filing for registration of the Product in Canada for Aspergillosis and Mucormycosis.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

c.	ASTELLAS shall assign, at its cost, its ownership to the trademarks listed in Part 1(a) of Exhibit K to BASILEA in accordance with Section 5.10 of the Amended and Restated Agreement.

3. Miscellaneous. The Amended and Restated Agreement shall continue in full force and effect in accordance with its terms and conditions, as the same have been expressly amended by this Amendment No. 1.

IN WITNESS WHEREOF, the Parties have caused this Amendment No. 1 to be executed by their duly authorized representatives.

BASILEA PHARMACEUTICA INTERNATIONAL LTD.		ASTELLAS PHARMA INC.

By:	/s/ Ronald Scott	By:	/s/ Naoki Okamura
	Ronald Scott CEO		Naoki Okamura VP, Global Head of Business Development

By:	/s/ Donato Spota
Donato Spota CFO

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Schedule 1

Exhibit K: Part 1(a): Canadian Registrations and Pending Applications

Mark	Owner Name	Goods and Services	Appl. Date/ App. No.	Reg. No.	Status

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[***]	[***]	[***]	[***]		[***]

[***]	[***]	[***]	[***]		[***]

[***]	[***]	[***]	[***]		[***]

[***]	[***]	[***]	[***]		[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO 17 C.F.R. SECTIONS 200.80(B)(4) AND 240.24B-2.

Schedule 2

1.	[***]

2.	[***]

3.	[***]

4.	[***]

5.	[***]

6.	[***]